                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement             / /  Confidential, for Use of the
                                                  Commission Only (as permitted
                                                  by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12


                       NATIONAL EDUCATION CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          _____________________________________________________________________

     (2)  Aggregate number of securities to which transaction applies:

          _____________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          _____________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:

          _____________________________________________________________________

     (5)  Total fee paid:

          _____________________________________________________________________

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          _____________________________________________________________________

     (2)  Form, Schedule or Registration Statement No.:

          _____________________________________________________________________

     (3)  Filing Party:

          _____________________________________________________________________

     (4)  Date Filed:

          _____________________________________________________________________

[National Education Corporation letterhead]


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 JUNE 27, 1995

To the Stockholders of National Education Corporation:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of National Education Corporation, a Delaware corporation (the "Company"), will be held at the Irvine Marriott, 18000 Von Karman Avenue, Irvine, California on Tuesday, June 27, 1995, at 8:30 a.m., local time, for the following purposes:

         (1) To elect four directors of the Company to hold office for a three-year term or until their respective successors are elected and qualified;

         (2) To consider approval of an Amended and Restated 1991 Directors' Stock Option and Award Plan;

         (3) To consider approval of an Amended and Restated 1990 Stock Option and Incentive Plan;

         (4) To consider and act upon the ratification of the selection of Price Waterhouse LLP as the independent public accountants for the Company; and

         (5) To transact any such business as may properly come before the meeting and any adjournment or adjournments thereof.

         Stockholders of record as of the close of business on May 15, 1995, are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. A list of such stockholders will be available for examination by any stockholder at the Annual Meeting and, for any purpose germane to the Annual Meeting, at the office of the Secretary of the Company, 18400 Von Karman Avenue, Irvine, California for a period of ten days prior to the Annual Meeting.

                       By Order of the Board of Directors

                             /s/ PHILIP C. MAYNARD

                               Philip C. Maynard
                                   Secretary

Irvine, California
May 22, 1995


                             YOUR VOTE IS IMPORTANT

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ACCOMPANYING PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE PREADDRESSED ENVELOPE PROVIDED. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                                PROXY STATEMENT

GENERAL INFORMATION

         This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Directors of National Education Corporation (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held on Tuesday, June 27, 1995, at 8:30 a.m., local time. The Annual Meeting will be held at the Irvine Marriott, 18000 Von Karman Avenue, Irvine, California 92715. This Proxy Statement and the accompanying proxy are first being mailed on or about May 22, 1995.

REVOCABILITY OF PROXIES

         An executed proxy may be revoked at any time before its exercise by filing with the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date. Prior to the date of the Annual Meeting, any such notice or subsequent proxy must be delivered to the Secretary at 18400 Von Karman Avenue, Suite 1100, Irvine, California 92715, the principal executive office of the Company. On the date of the Annual Meeting, such notice or subsequent proxy should be delivered in person at the Annual Meeting,
prior to the time of the vote.   Accordingly, the execution of the enclosed
proxy will not affect a stockholder's right to vote in person should such stockholder find it convenient to attend the Annual Meeting and desire to vote in person, so long as the stockholder has revoked his or her proxy prior to its exercise in accordance with the above instructions.

VOTING AND SOLICITATION

         On May 15, 1995, the record date with respect to this solicitation, 29,576,757 shares of the Company's common stock ("Common Stock") were outstanding. No shares of any other class of stock were outstanding. Only stockholders of record on such date are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Each stockholder of record is entitled to one vote for each share held on all matters to come before the Annual Meeting and at any adjournment thereof.

         Quorum. In order to have a valid meeting, stockholders holding at least one-half of the Company's Common Stock that is issued, outstanding and entitled to vote at the meeting must be present in person or by proxy (a "Quorum"). While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions (also referred to as withheld votes), the Company believes that abstentions should be counted for purposes of determining whether a Quorum is present at the Annual Meeting for the transaction of business. With respect to broker non-votes, in a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that broker non-votes may be counted as present or represented for purposes of determining the presence or absence of a Quorum for the transaction of business; accordingly, the Company will count broker non-votes to determine whether a Quorum is present at the Annual Meeting.

         Vote Required. The four director nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them will be elected as directors. Accordingly, abstentions and broker non-votes will have no effect in determining which directors received the highest number of votes. Approval of the Amended and Restated 1991 Directors' Stock Option and Award Plan, approval of the Amended and Restated 1990 Stock Option and Incentive Plan, ratification of the selection of Price Waterhouse LLP as the Company's independent public accountants, and any other matter that properly comes before the Annual Meeting, must be accomplished by the affirmative votes of a majority of the shares present or represented and entitled to be voted on the matters at the meeting. Accordingly, for matters other than the election of directors, abstentions will have the same effect as a vote against those matters; however, in accordance with Berlin v. Emerald Partners, broker non-votes will not be counted for purposes of determining whether those matters have been approved.

         The shares represented by all valid proxies received will be voted in accordance with the specifications therein. Unless otherwise directed in the proxy, the persons named therein will vote FOR the election of the four nominees listed below, FOR approval of an Amended and Restated 1991 Directors' Stock Option and Award Plan, FOR approval of an Amended and Restated 1990 Stock Option and Incentive Plan and FOR the ratification of the Company's selection of independent public accountants. As to any other business which may properly come before the meeting, they will vote in accordance with their best judgment. The Company does not presently know of any other such business.

         Solicitation. Proxies will be solicited principally by mail and the costs will be borne by the Company. These costs include reimbursements to banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to beneficial owners of the Company's Common Stock. Officers and other employees of the Company may conduct solicitation of proxies personally, by telephone, or by special letter without any additional compensation. The Company has engaged D.F. King & Co., Inc. ("King") to solicit proxies and distribute materials to banks, brokerage houses and other custodians and nominees. The Company will pay King $8,000 for these services.


                                  PROPOSAL 1:
                             ELECTION OF DIRECTORS

         Four directors are to be elected to the Company's Board of Directors at the Annual Meeting. The Board is divided into three classes and, upon the election of four directors, the Board will consist of a total of ten directors. Four incumbent directors, Messrs. Richard C. Blum, David C. Jones, Paul B. MacCready and Sam Yau, have been nominated for three-year terms. Each director elected will serve the term for which he was nominated and until the election and qualification of his successor or until his earlier resignation or removal.

         Effective May 8, 1995, Mr. Yau entered into an Executive Employment Agreement with the Company, naming him as the President and Chief Executive Officer of the Company and providing that, during the term of that Agreement, Mr. Yau will be a member of the Board of Directors. Mr. Yau was hired by the Company after recently serving as Chief Operating Officer of Advacare, Inc., a $75 million per year medical management company. Prior to Advacare, Mr. Yau spent six years as Senior Vice President-Finance and Administration for Archive Corporation (now part of Conner Peripherals, Inc.), a $400 million per year computer storage (tape) company.

         In order to add Mr. Yau to the Board, on May 4, 1995, the Board of Directors increased the size of the Board to eleven members, and elected Mr. Yau to fill the vacancy effective May 8, 1995, for a term expiring at this Annual Meeting. See "Executive Compensation and Other Information-Severance Benefits and Employment Arrangements" below. Mr. Yau replaced Mr. Jerome W. Cwiertnia as President and Chief Executive Officer of the Company, who resigned from those positions as of that date. Mr. Cwiertnia, who currently is a director of the Company with a term expiring at this Annual Meeting, has decided to retire from the Board at the end of his term. The Board of Directors has passed a resolution reducing the size of the Board back to ten members, effective as of the date of Mr. Cwiertnia's retirement from the Board.

         From time to time in the future, the Nominating Committee of the Board of Directors may identify qualified potential board members who would add to the Board's expertise, experience and diversity, particularly in the education and new technologies fields. The Board reserves the right to increase its size during the year to accommodate qualified candidates.

         Each stockholder is entitled to one vote per share for each office of director to be elected. The candidates receiving the greatest number of votes cast at the meeting in person or by proxy will be elected. The shares represented by the proxies solicited hereunder will be voted in favor of the four nominees named below unless authorization to do so is withheld in the proxy. If any nominee should become unavailable to serve as a director, which contingency is not presently anticipated, the persons named in the proxy, or their substitutes, will be authorized to vote for such other person or persons as the Board of Directors may designate.

         The following table provides information regarding each nominee and the other continuing members of the Board of Directors, including each person's age as of May 15, 1995. Titles are as officers of the Company unless otherwise indicated.

                                                  BUSINESS EXPERIENCE DURING LAST                        DIRECTOR
   NAME AND AGE                                 FIVE YEARS AND OTHER DIRECTORSHIPS                         SINCE
   ------------                                 ----------------------------------                       ---------
                                  CURRENT NOMINEES -- TERM EXPIRING IN 1998

Richard C. Blum (59)                Chairman of Richard C. Blum & Associates, L.P., a merchant             1987
                                    banking firm.  Vice Chairman of URS Corporation and
                                    Director of Sumitomo Bank of California, Triad Systems
                                    Corporation, Shaklee Corporation, Immulogic Pharmaceutical
                                    Corporation, Northwest Airlines Corporation and C.B.
                                    Commercial Holdings, Inc.  Special foreign advisor to
                                    Shanghai International Trust and Investment Company
                                    (China).

David C. Jones (73)                 Chairman of the Board since July 1989.  Acting Chief                   1983
                                    Executive Officer from July 1989 to April 1990.  Chairman
                                    of the Joint Chiefs of Staff from June 1978 through June
                                    1982.  Member of the Board of Advisors for SRA
                                    International, Inc., an information technology company.
                                    Chairman of the Board of Advisors of the National Civilian
                                    Community Corps.

Paul B. MacCready (69)              Chairman of the Board, AeroVironment, Inc.  Director of                1992
                                    MacNeal-Schwendler Corporation.

Sam Yau (46)                        President, Chief Executive Officer and a Director of the               1995
President and Chief                 Company since May 1995.  Chief Operating Officer of
Executive Officer                   Advacare, Inc., a medical management company, from May
                                    1993 to November 1994.  Senior Vice President-Finance and
                                    Administration of Archive Corporation (now part of Conner
                                    Peripherals, Inc.), a computer storage (tape) company,
                                    from May 1987 to May 1993.

                                  CURRENT DIRECTORS -- TERM EXPIRING IN 1996

David Bonderman (52)                Managing General Partner of TPG Partners, L.P., an                     1993
                                    investment partnership, from December 1993 to present.
                                    Indirect managing general partner of various investment
                                    partnerships from August 1992 to December 1993.  Vice
                                    President and Chief Operating Officer of Keystone, Inc.
                                    (formerly Robert M. Bass Group, Inc.) from July 1983 to
                                    August 1992.  Director of National Re Corporation, Bell &
                                    Howell Holdings Company and Carr Realty Corporation, and
                                    Chairman of the Board of Continental Airlines, Inc.

                                                  BUSINESS EXPERIENCE DURING LAST                        DIRECTOR
   NAME AND AGE                                 FIVE YEARS AND OTHER DIRECTORSHIPS                         SINCE
   ------------                                 ----------------------------------                       ---------
Michael R. Klein (53)               Partner, Wilmer, Cutler & Pickering law firm since 1974.               1991
                                    Chairman of Realty Information Group, Inc. since 1987.
                                    Director of Steck-Vaughn Publishing Corporation since May
                                    1993.

John J. McNaughton (72)             Founder of the Company.  President and Chairman of the                 1954
                                    Board from 1954 to 1980 and Chairman of the Board from
                                    1954 until retirement in 1988.  Director of Intervisual
                                    Books International.  Owner of McNaughton Farms.

                                  CURRENT DIRECTORS -- TERM EXPIRING IN 1996

Leonard W. Jaffe (76)               Vice Chairman of the Board since July 1989.  Private                   1976
                                    investor and consultant.  Director of Steck-Vaughn
                                    Publishing Corporation since May 1993.

Frederic V. Malek (58)              Co-Chairman of CB Commercial Real Estate Group, Inc. since             1984
                                    April 1989.  Chairman of Thayer Capital Partners since
                                    April 1993.  Vice Chairman of Northwest Airlines from June
                                    1990 through December 1991.  President of Northwest
                                    Airlines from September 1989 through June 1990.  Prior to
                                    1989, President of Marriott Hotels and Resorts.  Director
                                    of Automatic Data Processing, Inc., FPL Group, Inc.,
                                    various PaineWebber Mutual Funds, American Management
                                    Systems, Inc., Manor Care, Inc., Caterair International,
                                    ICF Kaiser, Inc., and Northwest Airlines, Inc.  Campaign
                                    Manager, Bush-Quayle '92, from December 1991 to November
                                    1992.

William D. Walsh (64)               General Partner of Sequoia Associates, an investment                   1987
                                    partnership.  Chairman of the Board of Champion Road
                                    Machinery Limited.  Director of URS Corporation, Newcourt
                                    Credit Group, Inc., and Consolidated Freightways, Inc.
                                    Chairman of the Board of Newell Industrial Corporation and
                                    Deanco, Inc.  Director of Basic Vegetable Products
                                    Corporation.  Member of the Board of Visitors, University
                                    of Southern California School of Business Administration.
                                    Member of the Board of Trustees of Fordham University.
                                    Member of the Board of Advisors of Mike Yurosek & Son,
                                    L.P.  Member of the Visiting Committee for Harvard Law
                                    School.


               INFORMATION REGARDING THE BOARD AND ITS COMMITTEES

DIRECTORS' FEES AND BENEFITS

         The Company pays each of its directors who is not an employee of the Company an annual fee of $15,000, plus $1,500 for each Board meeting attended. Nonemployee directors serving on the Executive Committee receive an additional $6,000 each year, but do not receive compensation for attending Executive Committee meetings. Nonemployee directors serving on board committees other than the Executive Committee receive

$1,000 for each committee meeting attended (unless the committee meeting is in conjunction with a Board meeting, in which case the director receives $500 per committee meeting). Mr. Jaffe receives an additional $6,000 for serving as Vice Chairman of the Board and $6,000 as Chairman of the Executive Committee; in addition, Mr. Jaffe receives a monthly automobile allowance of $500 (for an aggregate of $6,000 during 1994). Other committee chairmen receive an additional $3,000 each year. All directors are entitled to a $2,500 annual financial planning allowance.

         If the proposed Amended and Restated 1991 Directors' Stock Option and Award Plan is approved under Proposal 2 hereof, future annual directors' fees (but not periodic Board or committee meeting fees), and an equivalent amount of the Chairman of the Board's annual salary, will be paid in Common Stock of the Company, valued at the fair market value thereof, in lieu of cash payments.
See "Proposal 2: Approval of Amended and Restated 1991 Directors' Stock Option and Award Plan." Periodic Board and committee meeting fees, along with the remainder of the Chairman of the Board's annual salary, will continue to be paid in cash.

         Under a supplemental benefit plan, each participating director receives an annual accrual equal to such director's fees for each year subject to a maximum annual accrual of $25,000 for 1991 and future years, and a maximum annual accrual of $15,000 for 1990 and prior years; however, any director failing to attend in a calendar year 50% or more of the aggregate number of meetings of the Board and of committees on which he serves does not receive any annual accrual for such year. Upon retirement from the Board, each director will be paid monthly installments totalling $25,000 each year until his retirement benefit is exhausted; however, if his accrued benefit is less than $125,000, it will be paid over five years. If a director dies prior to retirement, his beneficiary will receive the greater of $15,000 per year for ten years or the director's retirement benefit. If a director becomes disabled prior to retirement, the Company will pay him the retainer through the end of the elected term and will thereafter pay retirement benefits.

         All of the directors of the Company are eligible to participate in the supplemental benefit plan, except Messrs. Cwiertnia, Yau and McNaughton. Mr. McNaughton receives annual retirement payments from the Company based on his prior service as an executive officer of the Company. See "Executive Compensation and Other Information-Transactions with Directors" below.

         Under the 1991 Directors' Stock Option Plan, each eligible director receives an initial stock option at fair market value to purchase 5,000 shares of the Company's Common Stock. The initial option vests and first becomes exercisable in two equal annual installments of 2,500 shares each, commencing one year from the date of grant. At the first regular Board meeting each year through the year 2001, each eligible director receives a stock option at fair market value, exercisable in full one year from the date of grant, to purchase 2,000 shares of the Company's Common Stock; however, a director does not receive the annual option for one year if he received the initial option at a meeting later than the first regular Board meeting of the prior calendar year.

         All of the directors of the Company are eligible to participate in the 1991 Directors' Stock Option Plan, except Mr. Cwiertnia and Mr. Yau. Mr. McNaughton became an eligible director as of February 1, 1994.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

         During the fiscal year ended December 31, 1994, the Board of Directors of the Company met six times. No incumbent director attended fewer than 75% of the aggregate meetings of the Board of Directors and meetings of the committees of the Board on which he served.

         The Board of Directors has six committees: the Executive Committee, the Compensation and Option Committee, the Audit Committee, the Acquisition Committee, the Education and Technology Committee and the Nominating Committee. The following sets forth information concerning each committee, including membership as of December 31, 1994:

         The Executive Committee was comprised of Messrs. Jaffe (Chairman), Blum, Cwiertnia, Jones and McNaughton. The Executive Committee exercises the power of the Board of Directors (except for certain powers that by law may only be exercised by the full Board) in monitoring the management of the business between meetings of the Board of Directors. The Executive Committee held seven meetings during 1994.

         The Compensation and Option Committee, which held two meetings during 1994, was comprised of Messrs. Walsh (Chairman), Blum, Jaffe, and Malek. The Compensation and Option Committee reviews and recommends the salaries and bonuses of officers and certain key employees of the Company, establishes compensation and incentive plans, authorizes and approves the granting of stock options and restricted stock in accordance with the Company's stock option and incentive plans, and determines other fringe benefits.

         The Audit Committee was comprised of Messrs. Klein (Chairman), Bonderman and Jaffe. The Audit Committee recommends engagement of the Company's independent accountants and is primarily responsible for approving the services performed by the Company's independent accountants and for reviewing and evaluating the Company's accounting principles and its system of internal controls. The Audit Committee held three meetings during 1994.

         The Acquisition Committee, which was comprised of Messrs. Blum (Chairman), Bonderman, Klein, Malek and Walsh, reviews acquisitions or divestitures of assets of operating entities. The Acquisition Committee did not meet during 1994.

         The Education and Technology Committee, which did not meet during 1994, was comprised of Messrs. MacCready (Chairman), Jones and McNaughton. The Education and Technology Committee examines the application of the latest technologies to the Company's business.

         The Nominating Committee makes recommendations to the Board of Directors regarding the composition of the Board of Directors and the selection of individual candidates for election to the Board of Directors. The committee was comprised of Messrs. Malek (Chairman), Jones, and MacCready, and met on an informal basis during the year. Nominees may be recommended by stockholders and should be submitted to the Secretary of the Company for consideration by the Nominating Committee.

                             COMMON STOCK OWNERSHIP

         The following table sets forth information as of May 15, 1995 (unless otherwise noted) concerning the shares of the Company's Common Stock beneficially owned by (i) each beneficial owner of more than 5% of the outstanding shares of Common Stock; (ii) each director of the Company; (iii) the Chief Executive Officer and the four most highly compensated other executive officers; and (iv) all directors and executive officers of the Company as a group. Except as otherwise noted, each beneficial owner listed has sole investment and voting power (or shares such powers with his or her spouse) of the shares indicated. Beneficial ownership includes any shares the individual has the right to acquire within 60 days following May 15, 1995, through the exercise of any stock option or other right. As of May 15, 1995, there were 29,576,757 issued and outstanding shares of Common Stock of the Company, not including treasury shares or shares issuable on exercise of options or conversion of debentures.

NAME OF INDIVIDUAL OR                                                       AMOUNT AND NATURE      PERCENT
ENTITY OR NUMBER OF                            POSITION WITH                  OF BENEFICIAL          OF
PERSONS IN GROUP                                THE COMPANY                   OWNERSHIP (1)         CLASS
-----------------                       ----------------------------        -----------------      -------
Richard C. Blum & Associates, L.P.                                           6,063,410  (2)        17.5%

Westport Asset Management, Inc.                                              3,520,950  (3)        11.9%

Tweedy Brown Company L.P.,
  TBK Partners, L.P. and
  Vanderbilt Partners, L.P.                                                  2,752,120  (4)         9.3%

Southeastern Asset Management, Inc.                                          1,705,300  (5)         5.8%

Richard C. Blum                         Director                             6,077,250  (6)        17.6%
David Bonderman                         Director                               130,000  (7)          *
Jerome W. Cwiertnia                     Director                               250,653  (8)          *
Leonard W. Jaffe                        Director                                34,000               *
David C. Jones                          Chairman of the Board                   69,875               *
Michael R. Klein                        Director                                19,000               *
Paul B. MacCready                       Director                                 7,000               *
Frederic V. Malek                       Director                                37,950  (9)          *
John J. McNaughton                      Director                                24,300               *
William D. Walsh                        Director                                15,914               *
Sam Yau                                 President, Chief Executive
                                        Officer and Director                   267,778               *
Christine A. Gattenio                   Vice President and Corporate
                                          Controller                            46,707               *
Philip C. Maynard                       Vice President, Secretary
                                          and General Counsel                    1,360               *
Keith K. Ogata                          Vice President, Chief Financial
                                          Officer and Treasurer                 78,789               *

All Directors and Executive
Officers as a Group (14 persons)                                             6,910,576  (1)        19.6%

------------------

*        Less than 1%.

(1) The shares listed in the table include the following stock options exercisable on or within 60 days after May 15, 1995: Mr. Blum - 11,000 shares; Mr. Bonderman - 5,000 shares; Mr. Cwiertnia - 211,008 shares; Mr. Jaffe - 26,000 shares; Mr. Jones - 49,750 shares; Mr. Klein - 9,000 shares; Mr. MacCready - 7,000 shares; Mr. Malek - 11,000 shares; Mr. McNaughton - 2,500 shares; Mr. Walsh - 11,000 shares; Mr. Yau -27,778 shares; Ms. Gattenio - 35,506 shares; Mr. Maynard - 1,250 shares; Mr. Ogata - 61,656 shares; and all directors and officers as a group - 469,459 shares. The shares listed in the table also include 240,000 shares that Mr. Yau has the right to purchase on or before June 7, 1995.

         The shares listed in the table also include the following debentures convertible into Common Stock of the Company: (a) 5,000,000 shares issuable upon conversion of Senior Subordinated Convertible Debentures due 2006 (the "Senior Debentures due 2006") indirectly owned by Richard C. Blum & Associates, L.P. ("RCBA L.P.") and Mr. Blum, which 5,000,000 shares includes 125,000 shares issuable upon conversion of Senior Debentures due 2006 owned indirectly by Mr. Bonderman (see fn. 6 below) and held in an advisory account managed by RCBA L.P., and 25,000 shares issuable on conversion of Senior Debentures due 2006 owned indirectly by Mr. Malek (see fn. 8 below) and held in an advisory account managed by RCBA L.P.; (b) 4,000 shares issuable on conversion of Subordinated Convertible Debentures due 2011 (the "Debentures due 2011") owned by Mr. Jaffe; (c) 4,000 shares issuable on conversion of Debentures due 2011 owned by Mr. Jones; (d) 1,000 shares issuable on conversion of Debentures due 2011 owned by Ms. Gattenio; and (e) 6,000 shares issuable on conversion of Debentures due 2011 owned by Mr. Ogata. All directors and officers as a group hold Senior Debentures due 2006 and Debentures due 2011 convertible into an aggregate of 5,015,000 shares.

(2) According to a Form 3 filed with the Securities and Exchange Commission (the "SEC") on or around November 9, 1994, Richard C. Blum & Associates, Inc. ("RCBA Inc."), converted the form of its business by transferring substantially all of its assets and its advisory responsibilities to Richard C. Blum & Associates, L.P. ("RCBA L.P."), 909 Montgomery Street, Suite 400, San Francisco, California 94133. Those assets included RCBA Inc.'s general partnership interests in BK Capital Partners II, a California limited partnership ("BK II"), BK Capital Partners III Limited Partnership ("BK III"), BK Capital Partners IV, L.P. ("BK IV") and BK-NEC II, a California general partnership ("BK-NEC II"). Those partnerships hold the following securities: (a) BK II: 325,110 shares and Senior Debentures due 2006 convertible into 375,000 shares, (b) BK III: 100,000 shares and Senior Debentures due 2006 convertible into 725,000 shares, (c) BK IV:
         20,900 shares and (d) BK-NEC II: Senior Debentures due 2006 convertible into 1,500,000 shares. In addition, RCBA Inc.
         transferred to RCBA L.P. advisory responsibilities, including investment and voting discretion, over several advisory accounts that hold, in aggregate, 617,400 shares and Senior Debentures due 2006 convertible into 2,400,000 shares. RCBA L.P. disclaims beneficial ownership of these securities except to the extent of its pecuniary interest therein.

(3) According to a Schedule 13G dated January 25, 1995, and filed with the SEC, Westport Asset Management, Inc., 253 Riverside Avenue, Westport, Connecticut 06880 ("Westport") has sole voting and dispositive power over 390,600 shares and shared voting and dispositive power over 3,130,350 shares. From the Schedule 13G, it appears that the 3,130,350 shares are held in discretionary accounts managed by Westport, while the 390,600 shares are beneficially owned by officers and stockholders of Westport. Westport disclaims beneficial ownership of such 390,600 shares, and disclaims the existence of a group.

(4) Tweedy, Browne Company L.P. ("TBC"), TBK Partners, L.P. ("TBK") and Vanderbilt Partners, L.P. ("Vanderbilt"), each with a principal business address of 52 Vanderbilt Avenue, New York, New York 10017, jointly filed Amendment No. 1 to Statement on Schedule 13D with the SEC on or around February 24, 1995, disclosing the following: (a) TBC may be deemed to have beneficial ownership of 2,435,920 shares held in TBC's customers' accounts, but for which TBC disclaims beneficial ownership, and over which TBC has sole voting power for 2,191,565 shares and shared dispositive power for 2,435,920 shares, (b) TBK has sole voting and dispositive power over 234,500 shares held directly by TBK, (c) Vanderbilt has sole voting and dispositive power over 81,700 shares held directly by Vanderbilt, (d) Christopher H. Browne, William
         H. Browne, James M. Clark, Jr. and John D. Spears, each a general partner of each of TBC, TBK and Vanderbilt, and each with a principal business address of 52 Vanderbilt Avenue, New York, New York 10017, each may be deemed to have beneficial ownership of the aggregate 2,752,120 shares held in TBC's customers' accounts and by TBK and Vanderbilt, but for which each person disclaims beneficial ownership and (e) Thomas R. Knapp, a general partner of TBK, with a principal business address of 52 Vanderbilt Avenue, New York, New York 10017, may be deemed to have beneficial ownership of the 234,500 shares held by TBK, but for which Mr. Knapp disclaims beneficial ownership. All of the foregoing entities and individuals deny that they are or should be deemed, in any combination, a group within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

(5) According to a Schedule 13G filed with the SEC on or around February 13, 1995, Southeastern Asset Management, Inc. ("Southeastern"), an investment advisor with a principal business address of 6075 Poplar Ave., Suite 900, Memphis, Tennessee 38119, may be deemed beneficial owner of 1,705,300 shares of the Company's stock. Those shares owned by Southeastern's investment advisory clients, and Southeastern disclaims any direct, indirect or beneficial ownership over such shares. Of the shares, 1,117,400 shares are held in discretionary accounts over which Southeastern may be deemed to have sole voting and dispositive power, while Southeastern may be deemed to have shared voting and dispositive power over 587,900 shares. Mr. O. Mason Hawkins, Chairman of the Board and Chief Executive Officer of Southeastern, with a business address of 6075 Poplar Ave., Suite 900 Memphis, Tennessee 38119, may be deemed to have beneficial ownership of all shares that may be deemed beneficially owned by Southeastern; however, Mr. Hawkins disclaims any direct, indirect or beneficial ownership of such shares.

(6) Mr. Blum, the Chairman of RCBA L.P., directly owns 13,840 shares (including 11,000 shares issuable upon the exercise of stock options). Of the securities listed in the table, 6,063,410 shares are also reported in the table as indirectly owned by RCBA L.P. (see fn. 2 above). Mr. Blum reserves the right to disclaim beneficial ownership of securities held indirectly by RCBA L.P. in excess of his pro-rata ownership in RCBA L.P.

(7) Includes 125,000 shares issuable upon conversion of Senior Debentures due 2006 held by Bonderman Family Limited Partnership, of which Mr. Bonderman is the general partner.

(8) Excludes 450 shares owned by Mr. Cwiertnia's wife as custodian for their son. Mr. Cwiertnia disclaims beneficial ownership of these 450 shares.

(9) Includes 25,000 shares issuable upon conversion of Senior Debentures due 2006, which represents Mr. Malek's 16 2/3% interest in a general partnership that holds Senior Debentures due 2006 convertible into 150,000 shares of the Company's Common Stock. Excludes Mr. Malek's 1.126% interest in BK II (see fn. 1 above), which owns 325,110 shares of Common Stock and Senior Debentures due 2006 convertible into 375,000 shares of Common Stock.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

         The following tables disclose the cash compensation of, and stock options provided to, the Company's five most highly compensated executive officers, including Jerome W. Cwiertnia, the Company's former President and Chief Executive Officer, who resigned on May 8, 1995.

                                    TABLE I
                              SUMMARY COMPENSATION

                                                                                 LONG-TERM
                                                                                COMPENSATION
                                                   ANNUAL COMPENSATION           AWARDS (2)
                                                -------------------------        -----------
                                                                                  NUMBER OF
                                                                                 SECURITIES       ALL OTHER
                                                                                 UNDERLYING     COMPENSATION
NAME AND PRINCIPAL POSITION           YEAR     SALARY (1)        BONUS             OPTIONS           (3)
---------------------------           ----     ----------      ---------         -----------    ------------
Jerome W. Cwiertnia                   1994      $312,000        $      0            25,000         $6,000
Former Chief Executive Officer        1993      $312,000        $      0            25,000         $6,746
(through May 8, 1995)                 1992      $312,000        $117,000            50,000         $6,653

Keith K. Ogata                        1994      $171,789        $      0            23,000         $6,000
Vice President,                       1993      $156,500        $      0            15,000         $6,376
Chief Financial Officer               1992      $141,000        $ 42,300            22,000         $6,552
and Treasurer

Christine A. Gattenio                 1994      $122,580        $      0            11,000         $5,414
Vice President and                    1993      $116,865        $ 17,500             7,000         $5,428
Corporate Controller                  1992      $111,300        $ 33,390             6,000         $6,118

David C. Jones                        1994      $104,000        $      0             7,000         $    0
Chairman of the Board                 1993      $104,000        $      0             7,000         $    0
                                      1992      $104,000        $      0             2,000         $    0

Philip C. Maynard                     1994      $112,019        $      0            10,000         $    0
Vice President, Secretary and
General Counsel (from and
after February 1, 1994)

------------------

(1) Amounts shown include cash and noncash compensation earned and received by executive officers as well as amounts earned but deferred at the election of these officers under the Company's 401(k) Retirement Plan.

(2) Although certain of the Company's long-term incentive plans permit grants of restricted stock, no grants of restricted stock were made during 1992, 1993 or 1994.

(3) Consists of matching contributions made by the Company on behalf of such officers to the Company's 401(k) Retirement Plan.

                                    TABLE II
                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                        POTENTIAL REALIZABLE
                                                                                       VALUE AT ASSUMED ANNUAL
                                                                                        RATES OF STOCK PRICE
                                                                                          APPRECIATION FOR
                                       INDIVIDUAL GRANTS                             OPTION TERM (10 YEARS) (2)
--------------------------------------------------------------------------------     --------------------------
                            NUMBER OF           PERCENT
                            SECURITIES          OF TOTAL     EXERCISE     EXPIR-
                            UNDERLYING     OPTIONS GRANTED    PRICE       ATION
                             OPTIONS       TO EMPLOYEES IN    (PER        DATE
       NAME                 GRANTED (1)      FISCAL YEAR      SHARE)     (M/D/Y)         5%             10%
---------------------       -----------    ---------------   --------    -------      --------        --------
Jerome W. Cwiertnia            25,000          6.14%          $ 6.65      3/03/04    $  104,554      $  264,960

Keith K. Ogata                 18,000          4.42%          $ 6.65      3/03/04    $   75,279      $  190,771
                                5,000          1.23%          $ 4.11     12/29/04    $   12,932      $   32,771

Christine A. Gattenio           8,500          2.09%          $ 6.65      3/03/04    $   35,548      $   90,086
                                2,500           .61%          $ 4.11     12/29/04    $    6,466      $   16,386

David C. Jones                  7,000          1.72%          $ 6.65      3/03/04    $   29,275      $   74,189

Philip C. Maynard               5,000          1.23%          $ 6.51      2/02/04    $   20,478      $   51,896
                                5,000          1.23%          $ 4.11     12/29/04    $   12,932      $   32,771

------------------

(1) All options are exercisable in four equal annual increments commencing one year from the date of grant, except that Mr. Jones has an option to purchase 2,000 shares (included above) which is exercisable in full one year from the date of grant. All options become exercisable in full after a change of control of the Company.

(2) In accordance with Instruction 6 to Item 402(c) of Regulation S-K promulgated under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, stock price appreciation has been calculated using a base price of the per share exercise price for each option, which exercise price equals the average closing price for the Company's Common Stock for the ten trading days prior to the date of grant. Annual 5% and 10% appreciation represents the following per share increases: (a) from an exercise price of $4.11 to appreciated prices of $6.67 (5%) and $10.67 (10%), (b) from an exercise price of $6.51 to appreciated prices of $10.61 (5%) and $16.89 (10%) and (c) from an exercise price of $6.65 to appreciated prices of $10.83 (5%) and $17.25 (10%).

                                   TABLE III
                      AGGREGATED OPTION EXERCISES IN LAST
                 FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                              NUMBER OF                      VALUE OF
                                                        SECURITIES UNDERLYING       UNEXERCISED IN-THE-MONEY
                          NUMBER OF                      UNEXERCISED OPTIONS                OPTIONS AT
                            SHARES                      AT DECEMBER 31, 1994          DECEMBER 31, 1994 (1)
                          ACQUIRED ON     VALUE      ---------------------------    ---------------------------
        NAME               EXERCISE      REALIZED    EXERCISABLE    UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
--------------------      -----------    --------    -----------    -------------   -----------   -------------
Jerome W. Cwiertnia           0          $     0       193,476           76,190      $ 114,063      $      0

Keith K. Ogata                0          $     0        46,692           48,714      $  17,611      $     63

Christine A. Gattenio         0          $     0        31,260           21,121      $  16,334      $     31

David C. Jones                0          $     0        45,250           10,750      $  31,938      $      0

Philip C. Maynard             0          $     0             0           10,000      $       0      $     63

------------------

(1) Based upon the difference between the closing price on the New York Stock Exchange on December 31, 1994 of $4.125 and the option exercise price.


SEVERANCE BENEFITS AND EMPLOYMENT ARRANGEMENTS

         Pursuant to Company policy, in the event any executive officer's (but not including Mr. Jones's) employment is terminated without cause or after a change of control, that executive officer would be entitled to continuation of his salary and fringe benefits for one year or, at that executive's option, a lump sum payment equal to one year's salary. As of May 15, 1995, the lump sum payments would be $184,200 to Mr. Ogata, $131,315 to Ms. Gattenio and $133,750 to Mr. Maynard. Termination benefits available to Mr. Yau, the current President and Chief Executive Officer of the Company, are discussed below. In accordance with prior Company policy applicable to Mr. Cwiertnia, who resigned as President and Chief Executive Officer of the Company effective May 8, 1995, Mr. Cwiertnia will receive continuation of his salary (at $312,000 per year) and fringe benefits for two years following the date of his resignation.

         On March 1, 1995, the Board of Directors engaged Mr. Yau as a consultant to conduct an assessment of the strategic position of the Company and its principal operating units. On May 8, 1995, following completion of Mr. Yau's study and his report to the Board, the Company entered into an Executive Employment Agreement with Mr. Yau, naming him President, Chief Executive Officer and a director of the Company. The Agreement provides for a term of three years at a base salary not less than $350,000 per year. Mr. Yau will be entitled to earn an annual bonus from 37.5% up to 150% of his base salary, based upon achievement of financial and other goals established annually by the Board of Directors. Mr. Yau will also receive all Company benefits that historically have been made available to the Company's Chief Executive Officer. The Agreement may be terminated any time by the Company with or without cause; however, if the Company terminates the Agreement without cause, or Mr. Yau is terminated following a change in control of the Company, Mr. Yau will be entitled to two years' continuation of base salary, bonus and benefits.

         As incentive compensation to Mr. Yau, and in order to align Mr. Yau's compensation interests directly and significantly with the interests of the stockholders, the Compensation and Option Committee of the Board (the "Committee"), at a meeting held March 17, 1995, granted to Mr. Yau an option to purchase 500,000 shares of Common Stock at $3.00 per share, the closing price for the Company's Common Stock as reported by the New York Stock Exchange ("NYSE") on that date. The option vests monthly in pro-rata increments over thirty-six months, beginning June 1, 1995, and remains exercisable for ten years following March 17, 1995. The Committee also granted Mr. Yau the right, for thirty days ending June 7, 1995, to purchase up to 240,000 shares of Common Stock from the Company at $3.00 per share, the closing price for the Company's Common Stock on the Committee meeting date. The purchase price will be paid by Mr. Yau by an interest-bearing loan from the Company, secured by the Common Stock purchased by Mr. Yau, but with full recourse to Mr. Yau. The loan will bear interest at 7.12%. Interest on the loan will be payable annually, and twenty-five percent of Mr. Yau's annual bonus must be applied to payment of principal. Otherwise, principal will be due on the earlier of Mr. Yau's disposition of the Common Stock or ninety days following Mr. Yau's termination of employment from the Company. In addition, for each share of Common Stock purchased by Mr. Yau pursuant to the foregoing right, Mr. Yau will receive an option to purchase 2 1/2 shares of Common Stock at the same price of $3.00 per share. One-third of the options will vest when the average closing price for the Company's Common Stock over a four week period ("Average Stock Price") equals or exceeds $6.00 per share, one-third will vest when the Average Stock Price equals or exceeds $9.00 per share, and the final one-third will vest when the Average Stock Price equals or exceeds $12.00 per share. In any event, all such options will fully vest on November 1, 2004, and remain exercisable for six months thereafter.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

         The Company has a Supplemental Executive Retirement Plan (the "SERP") for its executive officers and subsidiary presidents designated by the Compensation and Option Committee. The SERP currently has twelve participants including Messrs. Yau, Cwiertnia, Ogata and Maynard, and Ms. Gattenio. A participant in the SERP will receive lifetime retirement income in the amount of 60% of the average earnings (as defined in the SERP) of the participant (reduced by the amount of a participant's primary social security benefits) multiplied by a percentage based on the participant's number of years of credited service under the SERP. The credited service percentage for executive officers is 10% after the sixth year and increases 10% per year thereafter until it reaches 100% at 15 years of credited service.

         The estimated credited years of service and credited service percentage for the current participating executive officers, plus Mr. Cwiertnia, as of May 15, 1995, are as follows: Mr. Yau - 0 years (0%), Mr. Cwiertnia - 15 years (100%), Mr. Ogata - 10 years (50%), Ms. Gattenio - 10 years (50%) and Mr. Maynard -1 year (0%). Based on historical compensation levels and continued employment to age 65, approximate annual retirement benefits would be: Mr. Yau - $353,316, Mr. Ogata - $95,500, Ms. Gattenio - $75,700 and Mr. Maynard - $59,000. In the case of Mr. Cwiertnia, based on historical compensation levels and his deferral of benefits to age 65, his approximate annual retirement benefits will be $262,700. A reduced retirement benefit is provided to a participant who elects to receive benefits after age 60 and prior to age 65.

         The SERP provides for a death benefit of between two and three times the average earnings of a participant, and a surviving spouse and minor children also receive certain benefits under the SERP. The SERP provides for disability benefits of up to 60% of a participant's average earnings. In addition to the severance benefits noted in the preceding section, if a participant's employment with the Company terminates within two years following a change of control of the Company, a participant is entitled to a cash sum equal to the present value of full retirement benefits without regard to years of service completed. As of May 31, 1995, the amounts would be approximately the following: Mr. Yau - $1,669,000, Mr. Cwiertnia - $1,600,000, Mr.Ogata - $353,500, Ms. Gattenio - $289,300 and Mr. Maynard - $226,800.

         The following Table IV presents information regarding estimated annual benefits payable under the SERP upon retirement at age 65 (normal retirement age under the SERP) in specified compensation and years of service classifications:

                                    TABLE IV
                             PENSION PLAN TABLE (1)

                                                        YEARS OF SERVICE
                                            ---------------------------------------
REMUNERATION                   3                6                9                12               15
------------                  ---              ---              ---              ----             ----
$  125,000                $        0      $     7,500       $   30,000       $   52,500      $    75,000
$  150,000                $        0      $     9,000       $   36,000       $   63,000      $    90,000
$  175,000                $        0      $    10,500       $   42,000       $   73,500      $   105,000
$  200,000                $        0      $    12,000       $   48,000       $   84,000      $   120,000
$  225,000                $        0      $    13,500       $   54,000       $   94,500      $   135,000
$  250,000                $        0      $    15,000       $   60,000       $  105,000      $   150,000
$  300,000                $        0      $    18,000       $   72,000       $  126,000      $   180,000
$  400,000                $        0      $    24,000       $   96,000       $  168,000      $   240,000
$  450,000                $        0      $    27,000       $  108,000       $  189,000      $   270,000
$  500,000                $        0      $    30,000       $  120,000       $  210,000      $   300,000

----------------

(1) Estimated benefits shown before reduction for social security benefits.

TRANSACTIONS WITH DIRECTORS

         In 1994, Mr. McNaughton received consulting fees of $40,667 and retirement payments of $58,850 per year minus social security benefits. The consulting fees were paid pursuant to (i) a consulting contract that expired at the end of January 1994, which contract provided for an annual consulting fee of $125,000, and (ii) a subsequent one-year consulting and noncompete agreement pursuant to which he received a consulting fee of $33,000 for the one-year period ended January 31, 1995. Additionally, he received certain other fringe benefits which, in 1994, totalled approximately $1,613. Effective February 1, 1994, Mr. McNaughton became eligible to receive fees paid to nonemployee directors of the Company. Mr. McNaughton will continue to receive the retirement payments noted above for the remainder of his life.

         From March 1, 1995, to May 8, 1995, Mr. Yau provided consulting services to the Company, reporting directly to the Board of Directors. For those consulting services, Mr. Yau was paid an amount equal to a pro-rata portion of his annual base salary provided for under his Executive Employment Agreement. See "Severance Benefits and Employment Arrangements" above.

         See also "Compensation Committee Interlocks and Insider Participation" for additional information regarding transactions with directors.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         Decisions on compensation of the Company's executive officers are made by the Compensation and Option Committee of the Board (the "Committee"). Each of the four members of the Committee is a nonemployee director. All decisions made by the Committee relating to the compensation of the Company's executive officers are reviewed by the full Board, except for decisions regarding awards under the Company's stock option and incentive plans, which are made solely by the Committee in order for the grants under such plans to satisfy Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         Executive Officer Compensation Policy.

         The Committee's executive compensation policies are designed to provide appropriate levels of compensation that integrate executive compensation with the Company's annual performance and long-term goals, reward attainment of management objectives, and assist the Company in attracting and retaining qualified executives. The Committee believes a substantial portion of the executives' compensation should be contingent upon the Company's financial performance. Accordingly, executives are eligible for annual bonuses that correspond to varying levels of Company and management performance.

         Base Salary. The compensation of each executive officer is reviewed annually, with reference to the executive's performance, level of responsibility and experience, to determine whether the current base salary is appropriate. If significant changes in an executive's salary are contemplated, the Committee also refers to the median salary range paid to executives with comparable duties at companies of equal size in the same geographical area who are in the service industry, and the executive officer's salary is adjusted, if appropriate, according to salary surveys provided by nationally recognized research organizations. The base salary of executive officers, other than the Chief Executive Officer, is ultimately fixed by the Committee after consultation with the Chief Executive Officer. The base salary of the Chief Executive Officer is recommended by the Committee and approved by the Board.
In 1991, the Board established base salaries for the Company's executive officers at approximately the median base compensation level for officers in similar positions based upon a salary survey and report prepared for the Board by an independent consultant. The Board, based upon its subjective evaluation of executive officer performance, increased base salaries for its officers approximately 5% in 1992, 3% in 1993 and 4% in 1994. In particular, Mr. Cwiertnia's base salary increased 4% in 1992, and was not increased in 1993 or 1994.

         Cash Bonus Plan and Relationship to Company Performance. Prior to the commencement of each fiscal year, a business plan for the Company is prepared and submitted to the Committee and the full Board of Directors for approval. Based upon the approved business plan, the Committee and the Board established a minimum, a target, and an above target level of net income for the Company. For 1994, the Committee established a target bonus of 75% of Mr. Cwiertnia's salary, and 60% of each of Messrs. Ogata's and Maynard's and Ms. Gattenio's salary. Mr. Jones was not a participant in this incentive plan. For 1994, each executive officer's bonus was based 70% on achievement of the net income factors and individual management objectives and 30% on achievement of cash flow factors. For 1994, no bonuses were paid to corporate executive officers because the Company did not achieve its planned minimum performance levels.
For 1994, the entry level bonus was 50% of target bonus and the maximum bonus was 200% of target bonus.

         Stock Option Grants. The Committee endorses the position that granting stock options to the Company's executive officers can be very beneficial to stockholders because it aligns management's and stockholders' interests in the enhancement of stockholder values. Accordingly, the Committee has granted stock options to the executive officers on an annual basis. The number of options received by the executive officers is fixed by the Committee after consideration of the recommendations made by Mr. Cwiertnia. The options are exercisable in four equal annual installments commencing one year from the date of grant and are granted at an exercise price equal to the average stock market price for the ten trading days prior to the date of the grant.

         Other Benefits. The executive officers participate in broad-based employee benefit plans, such as the Company's 401(k) Retirement Plan, in which the Company provides some matching contributions, and health care insurance plans. In addition to these plans, the Company provides a supplemental executive medical plan and other executive benefits. The incremental cost to the Company of providing these benefits to the executive officers (which is not set forth in any of the preceding tables) equaled, on average, approximately 6% of their compensation in 1994. Benefits under these plans are not directly or indirectly tied to Company performance, other than the Company's 401(k) Retirement Plan, which may be partially invested at the direction of the participant in the NEC Stock Fund.

         Mr. Cwiertnia's 1994 Compensation.

         Mr. Cwiertnia participates in the same executive compensation plans as those described above for the other executive officers. The methodology for establishment of Mr. Cwiertnia's salary is discussed above under Base Salary. As is true of the other executive officers, the Committee's policy is to have a large portion of Mr. Cwiertnia's potential total compensation based on the Company's performance. Accordingly, Mr. Cwiertnia's base compensation has been established below the 50th percentile for chief executive officers of companies of comparable size.

         Mr. Cwiertnia's target annual bonus for 1994 also did not change from the prior year. His entire potential annual bonus is based on the objective performance criteria of net income and cash flow described above. Since the Company did not achieve its targeted performance level, he received no cash bonus for 1994.

         In February 1994, after considering Mr. Cwiertnia's total compensation package, the Committee granted him options to purchase 25,000 shares of the Company's Common Stock, with an exercise price based upon the average stock market price for the ten days prior to the date of grant. The options granted to Mr. Cwiertnia become exercisable over the next four years (vesting at the rate of 25% per year), provided that Mr. Cwiertnia maintains an employment relationship with the Company. This grant demonstrates the Committee's commitment to encouraging long-term performance and promoting management retention while simultaneously aligning stockholders' and management's interest in the performance of the Company's Common Stock.

         Policy Regarding Deductibility of Compensatio.

         Section 162(m) of the Internal Revenue Code (the "Section") provides that, for federal income tax purposes, the otherwise allowable deduction for compensation paid or accrued to a covered employee of a publicly held corporation is limited to no more than $1 million per year. The Company is not presently affected by the Section because, for the fiscal year ended December 31, 1994, no executive officer's compensation exceeded $1 million, and the Company does not believe that the compensation of any executive officer of the Company will exceed $1 million for the 1995 fiscal year.

                                          Compensation and Option Committee


                                          William D. Walsh, Chairman
                                          Richard C. Blum
                                          Leonard W. Jaffe
                                          Frederic V. Malek


STOCK PERFORMANCE PRESENTATION

         Set forth below is a line graph comparing the yearly percentage change in the Company's cumulative total shareholder return to the Standard & Poor's ("S&P") 500 Composite Index and two Peer Group Indexes for the five-year period commencing January 1, 1990 and ending December 31, 1994.

         Peer Group I. There is no published index for companies involved in education and training, so, in 1993, the Company developed a peer group comprised of the following education and training companies: CareerCom Corp., DeVry Inc., Goal Systems, International, and Houghton Mifflin. Subsequently, statistics became unavailable for CareerCom Corp. and Goal Systems, International, so they were omitted from the peer group; that peer group is shown on the line graph as "Peer Group I," and was used in the Company's Proxy Statement for its Annual Meeting of Stockholders in 1993 and 1994. As discussed below, the Company has selected a new peer group index for this Proxy Statement; however, in accordance with Rule 402(l)(4) of Regulation S-K promulgated under the Securities Act of 1933, as amended, and the Exchange Act, as amended, the Peer Group I Index has been included in this Proxy Statement.

         Peer Group II. Historically, the Company has conducted business through subsidiaries that included National Education Centers, Inc., which operated private postsecondary schools throughout the United States. In 1994, those operations were reclassified as discontinued operations as the Company has pursued a strategy to sell off or otherwise dispose of National Education Centers, Inc.'s operations. Peer Group I Index included several companies that primarily operated private postsecondary schools; those companies have been removed from Peer Group II Index, and replaced with companies with business operations that compete with the Company's continuing operations. Accordingly, Peer Group II Index consists of the following companies that provide educational materials and training: Houghton Mifflin, McGraw Hill, Inc. and Westcott Communications, Inc.

         The stockholder return assumes $100 invested at the beginning of the period in the Company's Common Stock, the S&P 500 Composite Index and the two Peer Group Indexes. The total return calculation assumes reinvestment of all dividends for the three indexes. The Company has not paid any dividends on its Common Stock during the time frame set forth below.

                           [Stock Performance Chart]

         The data points depicted on the graph are as follows:

                                                           FISCAL YEAR ENDED DECEMBER 31,
                                      1989          1990         1991         1992          1993          1994
                                      ----          ----         ----         ----          ----          ----
National Education Corporation       100.0          63.6         134.5         98.2          90.9          60.0
S&P 500 Composite Index              100.0          96.8         126.5        136.2         149.2         151.2
Peer Group I Index                   100.0          82.5         100.9        145.0         185.2         183.5
Peer Group II Index                  100.0          93.6         107.3        126.9         150.3         148.0

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation and Option Committee is comprised of Messrs. Walsh (Chairman), Blum, Jaffe and Malek. There are no interlocking relationships between any executive officers of the Company and any entity whose directors or executive officers serve on the Company's Board or Compensation and Option Committee.

         Mr. Blum is the Chairman of Richard C. Blum & Associates, L.P. ("RCBA L.P.," which, prior to its October 1994 conversion, was known as Richard C. Blum & Associates, Inc.). Both Mr. Blum and RCBA L.P. are deemed beneficial owners of more than 5% of the Company's outstanding Common Stock (see "Security Ownership of Certain Beneficial Owners and Management" below). In the past, RCBA L.P. has provided consulting and investment banking services on behalf of the Company, including its subsidiaries, on a variety of strategic issues relating to enhancement of stockholder values. For example, RCBA L.P. was actively involved in the public offering of one of the Company's subsidiaries, Steck-Vaughn Publishing Corporation, in 1993.

However, in 1994, RCBA L.P. did not perform for the Company, nor receive compensation from the Company for, any consulting or investment banking services.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. Officers, directors and stockholders owning greater than 10% of the Common Stock of the Company are required by SEC regulation to furnish the Company with copies of all reports filed with the SEC pursuant to Section 16(a).

         Based solely on review of the copies of such reports required by
Section 16(a), and written representations as to the need for the filing of such reports, the Company believes that, during the fiscal year ended December 31, 1994, its officers, directors and stockholders owning greater than 10% of the Common Stock of the Company complied with all applicable Section 16(a) filing requirements.


                                  PROPOSAL 2:
                        APPROVAL OF AMENDED AND RESTATED
                  1991 DIRECTORS' STOCK OPTION AND AWARD PLAN

GENERAL

         On May 1, 1991, at the 1991 Annual Meeting of Stockholders of the Company, the stockholders approved the 1991 Directors' Stock Option Plan (the "Directors' Plan"), which was adopted to provide a means to attract and retain competent directors who were not employees of the Company at the time they were first elected to the Board ("Eligible Directors"). The Directors' Plan is intended to promote this purpose through the granting of options to purchase the Company's Common Stock ("Options") to each Eligible Director. Common Stock issued upon exercise of Options granted under the Directors' Plan is made available, at the discretion of the Board, either from authorized but unissued shares of Common Stock or from previously issued shares of Common Stock reacquired by the Company, including shares purchased on the open market.

         On May 4, 1995, the Board of Directors approved an Amended and Restated 1991 Directors' Stock Option and Award Plan (the "Amended Directors' Plan") to provide for, in addition to the existing grant of Options to Eligible Directors, the issuance of shares of Common Stock to each Eligible Director ("Directors' Fee Shares") in lieu of the annual cash fee currently paid to Eligible Directors. The purpose of modifying the Directors' Plan to provide for issuance of Directors' Fee Shares instead of annual cash fees is to better align the interest of the directors with the interests of the Company's stockholders. As with shares issued on exercise of Options granted under the Directors' Plan, the Common Stock to be issued as Directors' Fee Shares under the Amended Directors' Plan will be made available, at the discretion of the Board, either from authorized but unissued shares of Common Stock or from previously issued shares of Common Stock reacquired by the Company, including shares purchased on the open market.

         The full text of the Amended Directors' Plan is attached to this Proxy Statement as Exhibit A. The Amended Directors' Plan is subject to approval by the affirmative vote of the holders of a majority of the shares of the Company's Common Stock voting on the proposal. The essential features of the Amended Directors' Plan are discussed below, but such description is subject to, and qualified in its entirety by, the full text of the Amended Directors' Plan.

DESCRIPTION OF THE AMENDED DIRECTORS' PLAN

         Stock Options. The Amended Directors' Plan will continue to provide that each of the Eligible Directors in office on February 19, 1991, and each person who thereafter became, or hereafter becomes, an Eligible Director, is granted an initial option to purchase 5,000 shares (the "Initial Option") which option vests and first becomes exercisable in two equal annual installments of 2,500 shares each, commencing one year from the date of grant. Under the Amended Directors' Plan, an "Eligible Director" will be, with respect to each award made under the Amended Directors' Plan, a director of the Company who is not a full-time employee of the Company or any parent or subsidiary of the Company at the time of such award. The Chairman will be deemed an Eligible Director under the Amended Directors' Plan only to the extent the Chairman's sole employment with the Company or any parent or subsidiary of the Company at that time is as Chairman of the Company.

         Having commenced with the first regular Board meeting in 1992 and on the first regular Board meeting thereafter annually through the year 2001, each Eligible Director is granted an option to purchase 2,000 shares (the "Annual Option") which option is exercisable in full one year from the date of grant, provided, however, that no Eligible Director receives an Annual Option for a year if such Eligible Director received an Initial Option at a meeting later than the first regular Board meeting of the prior calendar year.

         As of May 15, 1995, nine Eligible Directors hold Options for the purchase of an aggregate of 99,000 shares at an average exercise price of $5.82 per share under the Directors' Plan; of those Options, Options for the purchase of an aggregate of 78,500 shares at an average exercise price of $6.21 per share currently are exercisable. Only nonstatutory stock options are granted to Eligible Directors under the Directors' Plan (or will be granted under the Amended Directors' Plan). The purchase price for each share of Common Stock issued in connection with the Options granted pursuant to the Directors' Plan or the Amended Directors's Plan is the average fair market value for the ten trading days prior to the date of grant, as determined by the closing sale price on the New York Stock Exchange. The purchase price of any shares purchased must be paid in full on the date of exercise of the Option either in cash or with Common Stock valued at its fair market value on the date of exercise of the Option.

         In the event of termination of an Eligible Director's services to the Board, the unexercised portion of his Options will expire, except that any vested installments may be exercised within three months after the date of such termination, but in no event after the maximum term of the Option. If an Eligible Director dies or becomes disabled, all of his Options will vest and may be exercised by the Eligible Director or his personal representative (whichever is applicable) at any time prior to 12 months after the date of disability or death. In no event may an Option be exercised after its expiration date.

         Adjustments. The Amended Directors' Plan will continue to provide that adjustments in the number and kind of shares issuable pursuant to Options and the price for each share or other unit of any securities subject to outstanding Options will be made in the event the Company's outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities whether through merger, consolidation, the sale of all or substantially all of the property or assets of the Company, recapitalization, reorganization, reclassification, stock dividend, stock split, reverse stock split or other distribution. Upon the occurrence of certain events, including a change of control, any outstanding Option not previously exercisable will become fully exercisable.

         Directors' Fee Shares. The Amended Directors' Plan will provide that, promptly following each Annual Stockholders' Meeting at which directors are elected, commencing with this Annual Meeting of Stockholders and continuing through 2001, each Eligible Director will be issued, as Directors' Fee Shares, a number of shares of Common Stock of the Company determined by dividing the annual Directors' fee otherwise payable to such Eligible Director (currently $15,000 per year), but not including the periodic Board or committee meeting fees, by the average fair market value of the Company's Common Stock for the ten trading days prior to the date of such meeting. In the case of the Chairman of the Board of the Company, to the extent the Chairman is considered an Eligible Director under the Amended Directors' Plan but is paid on a salaried basis, such

Chairman will be issued Directors' Fee Shares in an amount equal to the Annual Director's Fee payable to other Eligible Directors; however, such Directors' Fee Shares will be issued to the Chairman in lieu of an equal amount of salary otherwise due to the Chairman for that year. In the event of the termination of an Eligible Director's services to the Board, at the election of the director, the Company (if legally able to do so) will be obligated to repurchase all Directors' Fee Shares previously issued to such director at a purchase price equal to the then fair market value. Directors' Fee Shares are not transferable by the Eligible Director for six months after issuance.

         Amendment and Termination. The Board of Directors may at any time amend, suspend or terminate the Amended Directors' Plan, provided that no amendment to the Amended Directors' Plan may be made more than once every six months that changes (i) the criteria for Eligible Directors who can receive Options and Directors' Fee Shares under the Amended Directors' Plan, (ii) the timing, amount or exercise price of Options under the Amended Directors' Plan,
(iii) the timing or amount of Directors' Fee Shares, or (iv) similar Amended Directors' Plan provisions contemplated by Rule 16b-3(c)(ii)(A) under the Exchange Act. No amendment, suspension or termination of the Amended Directors' Plan will, without the consent of the Eligible Director, alter, terminate, impair or adversely affect any right or obligation under any Option or Directors' Fee Shares previously granted under the Amended Directors' Plan.

FEDERAL INCOME TAX CONSEQUENCES

         An Eligible Director receiving an Option under the Amended Directors' Plan does not recognize taxable income on the date of grant of the Option, assuming (as is usually the case with plans of this type) that the Option does not have a readily ascertainable fair market value at the time it is granted. However, the Eligible Director must generally recognize ordinary income at the time of exercise of the Nonstatutory Stock Option in the amount of the difference between the option exercise price and the fair market value of the Common Stock on the date of exercise. The amount of ordinary income recognized by an Eligible Director is tax deductible by the Company in the year the income is recognized. Ordinary income equal to the fair market value of the Directors' Fee Shares issued will be recognized by the Eligible Directors with a corresponding charge to income for the Company.

REQUIRED APPROVAL

         The affirmative vote of the holders of a majority of the shares of Common Stock of the Company present and voting at the meeting is required for approval of the Amended Directors' Plan. Proxies solicited hereby will be voted FOR approval of the Amended Directors' Plan, unless a vote against approval or abstention is specifically indicated. If the Amended Directors' Plan is not approved by the stockholders at the Annual Meeting or at any adjournment thereof, the existing Directors' Plan will remain in full force and effect, and the Eligible Directors will continue to receive their annual fees in cash, rather than in Common Stock as provided under the Amended Directors' Plan.


              THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR
                  THE APPROVAL OF THE AMENDED DIRECTORS' PLAN


                                  PROPOSAL 3:
                        APPROVAL OF AMENDED AND RESTATED
                      1990 STOCK OPTION AND INCENTIVE PLAN

GENERAL

         In April 1990, the stockholders adopted the Company's 1990 Stock Option and Incentive Plan (the "1990 Plan"). The purposes of the 1990 Plan are to provide a means to attract and retain quality personnel by providing to the participants long-term incentives for high levels of performance that improve the financial performance of the Company, and to align the participants' interests with the interests of the Company's stockholders. The 1990 Plan provides for the grant of Options and for the issuance of restricted stock ("Restricted Stock") to key employees, officers and other persons. The 1990 Plan as approved by the stockholders in 1990, provides for the grant of Options and Restricted Stock (collectively, "Awards") for the issuance of up to 500,000 shares of Common Stock, increased in January of each year during the term of the 1990 Plan by an amount equal to one percent of the number of shares of the Company's Common Stock issued and outstanding as of the immediately preceding December 31. As of February 28, 1995, 58 participants held Options for the purchase of an aggregate of 771,125 shares at an average exercise price of $4.38 per share under the 1990 Plan; of those Options, Options for the purchase of an aggregate of 267,875 shares at an average exercise price of $4.12 per share were then exercisable. In addition, as of February 28, 1995, an total of 974,102 shares were available for grant as Awards under the 1990 Plan.

         The Compensation and Option Committee of the Board of Directors (which consists solely of non-employee or "outside" directors who are disinterested persons within the meaning of Rule 16b-3 under the Exchange Act) (the "Committee"), after consultation with an independent executive compensation consultant, concluded that certain amendments to the 1990 Plan were necessary and appropriate to attract and retain the executive experience and expertise essential to the establishment and implementation of the Company's strategic plan and the Company's rapid return to profitability. Specifically, the changes recommended by the Committee permit the Company to provide to Mr. Yau the incentives the Committee feels are appropriate, but more importantly that align Mr. Yau's compensation interests directly and significantly with the interests of the stockholders. Accordingly, at the Special Meeting of the Board of Directors held May 5, 1995, upon the recommendation of the Committee, the Board of Directors adopted the Amended and Restated 1990 Stock Option and Incentive Plan (the "Restated Plan"). A copy of the Restated Plan is set forth in Exhibit B to this Proxy Statement.

         The Restated Plan modifies the 1990 Plan in the following principal respects: (1) It increases the number of shares available for grant as Awards by 1,500,000 shares in order to provide adequate capacity within the Restated Plan to meet the Company's commitments to Mr. Yau and to provide reasonable incentives to other officers and key employees as the Committee may determine are necessary or appropriate to incentivize the participants and to align their compensation interests directly and substantially with the interests of the Company's stockholders. (2) It provides the Committee the flexibility to establish Option vesting arrangements on a case-by-case basis provided such vesting arrangements are set forth in a written employment contract approved by the Committee. (3) It clarifies that the Company may make loans to Plan participants in connection with the participant's purchase of Restricted Stock under the Plan in an amount not to exceed the fair market value of the Restricted Stock on the date of Award, and provides the Committee the flexibility to craft loan maturity provisions in a key executive's employment agreement.

         The increased number of shares that will be available under the Restated Plan is within the guidelines recommended by the independent compensation consultant. Further, in the opinion of the independent compensation consultant, the incentive Awards accommodated by the modification of the 1990 Plan, and in particular the Awards for Mr. Yau (see "Executive Compensation and Other Information-Severance Benefits and Employment Arrangements" in Proposal 1, above), are warranted and reasonable considering the Company's circumstances and particularly considering the unusual requirement that the executive must take a significant personal investment risk by personally purchasing shares in order to receive the performance vesting portion of his option.

DESCRIPTION OF THE RESTATED PLAN

         The following is a summary of the principal features of the Restated Plan. This summary is qualified in its entirety by reference to the full text of the Restated Plan itself, as set forth in Exhibit B to this Proxy Statement.

         Shares Subject to the Restated Plan. Assuming approval of the Restated Plan, the aggregate number of shares of Common Stock that may be issued pursuant to Awards under the Restated Plan will equal 2,000,000 shares of Common Stock, and there will be added to that amount in January of each year during the term of the Restated Plan (beginning in January 1991) that number of shares of Common Stock equal to one percent of the Common Stock of the Company issued and outstanding as of the immediately preceding December 31. Shares related to grants that are forfeited, terminated, cancelled, expire unexercised or are otherwise settled in a manner that some or all of the shares covered by an Award are not issued will be available under the Plan. The Common Stock to be issued under the Plan will be made available, at the discretion of the Board or the Committee, either from authorized but unissued shares of Common Stock or from previously issued shares of Common Stock reacquired by the Company, including shares purchased on the open market.

         Eligibility and Participation. Any key employee of the Company or its subsidiaries and other persons designated by the Committee (other than a director who is not also an employee) is eligible to be granted Awards consisting of either Options or Restricted Stock or both. There is no minimum or maximum number of Awards which may be granted to a participant.

         Administration. The Plan will be administered by the Committee consisting of three directors designated by the Board, each of whom is a "disinterested person" for purposes of Rule 16b-3 promulgated under the Exchange Act. The Committee has the authority to determine the persons to whom, and the time or times at which, Awards may be granted and the number of shares of Common Stock that comprise each Award. The Committee also has the authority to interpret the Plan, to determine the terms and provisions of the respective Award agreements, and to make all other determinations necessary or advisable for the administration of the Plan. No member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any transaction under the Plan. The Committee may grant to a participant, if he is otherwise eligible and consents thereto, a new or modified Award in lieu of an outstanding Award upon such terms and the Committee may determine and may do so by cancellation and regrant, amendment, substitution or otherwise.

         Stock Options. All Options granted under the Plan will be "nonqualified" stock options; that is, options not specifically authorized or qualified for favorable federal income tax treatment. The purchase price for each share of Common Stock issued in connection with the Options granted pursuant to the Plan will be determined by the Committee. Options generally will be exercisable in such installments and at such times as the Committee may determine. In no event, however, will an option be exercisable for at least six months after grant. The purchase price of any shares purchased must be paid in full on the date of exercise of the Option either in cash or, to the extent provided in the option agreement, with Common Stock valued at its fair market value on the date of exercise of the Option or with the proceeds of a loan made by the Company. No optionholder has any rights as a stockholder with respect to shares covered by the Option until the date of issuance of a stock certificate to the optionholder for such shares upon exercise of the Option. During the lifetime of the optionholder, the Option is exercisable only by the optionholder. Options are transferrable only by will or the laws of descent and distribution.

         Unless provided otherwise in a participant's written employment agreement approved by the Committee, in the event of termination of a participant's employment with the Company, the unexercised portion of his Options will expire, except that any vested installments and, in the discretion of the Committee any unvested installments, may be exercised within three months after the date of termination of employment (so long as the employee was not terminated for cause), but in no event after the maximum term of the Option. If a participant dies or is disabled while an employee, the unexercised portion of his Options will expire, except that any vested installments and, in the discretion of the Committee, any unvested installments, may be exercised by his personal representative at any time prior to one year after the date of death. Options held by a participant who is terminated for cause terminate immediately upon such termination of employment. In no event may an Option be exercised after the expiration date established by the Committee at the time the Option is granted.

         Restricted Stock. The Committee is authorized to sell Restricted Stock to participants. Restricted Stock consists of shares of the Company's Common Stock and will be sold at a price determined by the Committee, which may be the market value of such Common Stock or may be substantially below the market value of the Common Stock but may not, in any event, be less than the par value of the Company's Common Stock. Restricted Stock may be nontransferable and subject to a risk of forfeiture until the satisfaction of specific conditions. The conditions will be imposed by the Committee and may be based upon continuing employment of the participant or achievement of preestablished performance objectives. Subject to the foregoing restrictions, participants holding Restricted Stock will possess all rights of a stockholder with respect to such stock. Unless the Committee determines otherwise, upon a participant's termination of employment with the Company for any reason, all of the participant's Restricted Stock still subject to restrictions on the date of such termination of employment will be repurchased by the Company for the price paid by the participant for such stock. Regardless of the presence or absence of restrictions or other specific conditions, Restricted Stock may not be sold, assigned or transferred by the participant within six months following the date of issuance.

         Loans. The Plan authorizes the Company to make loans to a participant in connection with the exercise of Options under the Restated Plan or in connection with the purchase or ownership of Restricted Stock up to the following amounts: (i) with respect to the exercise of Options, the sum of the option exercise price and the amount of income taxes reasonably estimated to be payable by the participant in connection with such exercise; (ii) with respect to Restricted Stock, the amount of the fair market value of the shares as of the effective date of the Award. Loans made under the terms of the Restated Plan will bear interest at such rate as may be established by the Committee. Each loan will be secured by shares of Common Stock having a fair market value on the date of the loan at least equal to the principal amount of the loan. No loan will have an initial term exceeding ten years; and loans will become due and payable not later than (i) one year after termination of the participant's employment due to death, retirement or disability, (ii) the day of termination of the participant's employment for any reason other than death, retirement or disability, or (iii) as may be agreed in a participant's written employment agreement approved by the Committee.

         Adjustments. Adjustments in the number and kind of shares issuable pursuant to Awards and the price for each share or other unit of any securities subject to outstanding Awards will be made in the event the Company's outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities or if additional shares of new or different shares are distributed with respect to such property or assets of the Company, recapitalization, reorganization, reclassification, stock dividend, stock split, reverse stock split or other distribution. The Committee also has discretion under the Restated Plan to include provision in any Award that upon the occurrence of certain events, including a change in control (as defined by the Committee), any outstanding Award, not previously exercisable, payable or free from restrictions, as the case may be, will become exercisable, payable or free from restrictions, as the case may be, and any shares of Common Stock not fully vested will immediately become fully vested, notwithstanding any other provisions of the Award.

         Amendment. The Board of Directors or the Committee may at any time amend, suspend or terminate the Restated Plan, provided that such amendment, suspension or termination complies with all applicable state and federal requirements and requirements of any stock exchange on which the stock is then listed, including any applicable requirement that the Restated Plan or an amendment to the Restated Plan be approved by the stockholders of the Company. Neither the Board of Directors nor the Committee may amend, suspend or terminate the Restated Plan without the consent of the affected participants if such action would adversely affect outstanding Awards.

FEDERAL INCOME TAX CONSEQUENCES

         Stock Options. A participant receiving an Option under the Restated Plan does not recognize table income on the date of grant of the Option, assuming (as is usually the case with plans of this type) that the Option does not have a readily ascertainable fair market value at the time it is granted. However, the participant must generally recognize ordinary income at the time of exercise of the Option in the amount of the difference between the Option exercise price and the fair market value of the Common Stock on the date of exercise

(special rules apply if the sale of such stock would subject the participant to potential liability under Section 16(b) of the Exchange Act). The amount of ordinary income recognized by a participant is deductible by the Company in the year that the income is recognized and will be subject to income tax withholding.

         Restricted Stock. A participant who purchases Restricted Stock will generally recognize ordinary income at the time the Restricted Stock is no longer subject to a substantial risk of forfeiture or becomes transferable free of such risk, whichever occurs earlier. Nevertheless, a participant may elect within 30 days of the date of purchase of the Restricted Stock to recognize ordinary income as of the date of such purchase. The amount includable in income is equal to the excess of the fair market value of the Restricted Stock as of the date ordinary income is recognized over the amount paid for the Restricted Stock. This amount is taxable to the participant as compensation income, is deductible by the Company in the year the income is recognized and will be subject to income tax withholding.

REQUIRED APPROVAL

         The affirmative vote of the holders of a majority of the shares of Common Stock of the Company present and voting at the meeting is required for the approval of the Restated Plan. The Board's proxy holders will vote all proxies received FOR approval of the Restated Plan, unless otherwise instructed. If the Restated Plan is not approved by the stockholders at the Annual Meeting or at any adjournment thereof, then the existing 1990 Plan will remain in full force and effect.

              THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR
                       THE APPROVAL OF THE RESTATED PLAN

                               NEW PLAN BENEFITS

         The following Table V sets forth certain information regarding new benefits that will be available under the Amended Directors' Plan (Proposal 2) and the Restated Plan (Proposal 3), if those Plans as amended and restated are approved by the stockholders at the Annual Meeting. As described above, a like number of Directors' Fee Shares are expected to be granted in 1996 and subsequent years under the Amended Directors' Plan, assuming the numbers and composition of the Board remains unchanged.

                                    TABLE V
                               NEW PLAN BENEFITS

                                      AMENDED AND RESTATED                      AMENDED AND RESTATED
                                     1991 DIRECTORS' OPTION                      1990 STOCK OPTION
                                        AND AWARD PLAN (1)                       AND INCENTIVE PLAN
                                     -----------------------                  -----------------------
NAME AND POSITION               DOLLAR VALUE    NUMBER OF SHARES (2)     DOLLAR VALUE      NUMBER OF SHARES
-----------------               ------------    --------------------     ------------      ----------------
Sam Yau                                 N/A                 N/A                  (3)            1,340,000(3)
  President, Chief Executive
  Officer and Director

Keith Ogata                             N/A                 N/A                  (4)                  (4)
  Vice President, Chief Financial
  Officer and Treasurer

Philip C. Maynard                       N/A                 N/A                  (4)                  (4)
  Vice President, General Counsel
  and Secretary

Christine A. Gattenio                   N/A                 N/A                  (4)                  (4)
  Vice President and Corporate
  Controller

David C. Jones                  $    15,000               4,000                  (4)                  (4)
  Chairman of the Board

Richard C. Blum, Director       $    15,000               4,000                  N/A                  N/A

David Bonderman, Director       $    15,000               4,000                  N/A                  N/A

Jerome W. Cwiertnia, Director   $         0                   0                  N/A                  N/A

Leonard W. Jaffe, Director      $    15,000               4,000                  N/A                  N/A

Michael R. Klein, Director      $    15,000               4,000                  N/A                  N/A

Paul B. MacCready, Director     $    15,000               4,000                  N/A                  N/A

Frederic V. Malek, Director     $    15,000               4,000                  N/A                  N/A

John J. McNaughton, Director    $    15,000               4,000                  N/A                  N/A

William D. Walsh, Director      $    15,000               4,000                  N/A                  N/A

All Executive Officers          $    15,000               4,000             (3), (4)            1,340,000(3), (4)
  as a Group (5 persons)

All Eligible Directors who      $   120,000              32,000                  N/A                  N/A
  are not Executive Officers,
  as a Group (9 persons)

All other Company employees             N/A                 N/A                  (4)                  (4)
  who are not Executive Officers,
  as a Group

------------------

(1) Executive Officers of the Company, other than the Chairman of the Board, are not eligible to receive awards under the Amended Directors' Plan.

(2) For purposes of this table only, the number of Directors' Fee Shares equals $15,000 (the annual fee paid to Eligible Directors) divided by $3.75 per share, the closing price of the Company's Common Stock as of May 15, 1995. The actual number of Directors' Fee Shares issued to each Eligible Director in 1995 under the Amended Directors' Plan, if approved, will be based on the average fair market value of the Company's Common Stock for the ten trading days prior to the date of the Annual Meeting.

(3) Under Mr. Yau's Executive Employment Agreement with the Company, pursuant to which he became President, Chief Executive Officer and a director of the Company as of May 8, 1995, Mr. Yau was granted an Option to purchase 500,000 shares of Common Stock at $3.00 per share, the closing price for the Company's Common Stock on March 17, 1995. The shares vest monthly in pro-rata increments over thirty-six months, beginning June 1, 1995, and remain exercisable for ten years following March 17, 1995. In addition, Mr. Yau has the right to purchase up to 240,000 shares of Common Stock on or before June 7, 1995, from the Company at $3.00 per share, the March 17, 1995, closing price for the Company's Common Stock. Finally, for each share of Common Stock purchased by Mr. Yau pursuant to the foregoing right, Mr. Yau will receive an Option to purchase 2 1/2 shares of Common Stock at $3.00 per share, the March 17, 1995, closing price for the Company's Common Stock. One-third of the shares subject to the latter Options will vest when average closing price for the Company's Common Stock over a four week period ("Average Stock Price") equals or exceeds $6.00 per share, one-third will vest when the Average Stock Price equals or exceeds $9.00 per share, and the final one-third will vest when the Average Stock Price equals or exceeds $12.00 per share. In any event, all such Options will fully vest on November 1, 2004, and remain exercisable for six months thereafter.

(4) While no additional new benefits have been awarded or allocated under the Restated Plan, any key employee of the Company or its subsidiaries and other persons designated by the Compensation and Option Committee of the Board of Directors (other than a director who is not also an employee) is eligible to be granted awards consisting of either options or restricted stock or both under the Restated Plan. There is no minimum or maximum number of awards which may be granted to a participant.


                                  PROPOSAL 4:
          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         Price Waterhouse LLP has been the Company's independent certified public accountants since 1979 and the Board of Directors has appointed Price Waterhouse LLP to continue as such for the fiscal year ending December 31, 1995, and to audit the books and accounts of the Company for that year, subject to ratification of their appointment by the stockholders at the Annual Meeting. A representative of Price Waterhouse LLP will be present at the Annual Meeting. The representative will be able to respond to questions and will have an opportunity to make a statement if desired.


                                 OTHER MATTERS

         The Company's 1994 Annual Report, including audited financial statements, is being sent with this Proxy Statement to all stockholders of record as of May 15, 1995.

                             STOCKHOLDER PROPOSALS

         For stockholder proposals to be considered for inclusion in the proxy materials for the Company's 1995 Annual Meeting, they must be received by the Company no later than January 22, 1996. Proposals should be addressed to:
Corporate Secretary, National Education Corporation, 18400 Von Karman Avenue, Irvine, California 92715.


                                          By Order of the Board of Directors

                                                 /s/ PHILIP C. MAYNARD


                                                   Philip C. Maynard
                                                       Secretary

Dated:  May 22, 1995

                                                                       EXHIBIT A


                         NATIONAL EDUCATION CORPORATION
               AMENDED AND RESTATED 1991 DIRECTORS' STOCK OPTION
                                 AND AWARD PLAN


I.       GENERAL PROVISIONS

         1.1 Purposes of the Plan. The purposes of the Amended and Restated 1991 Directors' Stock Option and Award Plan of National Education Corporation are to provide a means to attract and retain competent directors who are not employees of the Company or any direct or indirect subsidiary of the Company and to align the interests of the directors with the interests of the stockholders. This purpose is to be achieved through (i) the issuance of options to purchase shares of Common Stock of the Company, which options are not intended to qualify as incentive stock options under Section 422 of the Code, and (ii) the issuance of additional shares of Common Stock in lieu of an annual cash director's fee. This Amended and Restated 1991 Directors' Stock Option and Award Plan amends and restates in its entirety that certain 1991 Directors' Stock Option Plan.

         1.2     Definitions.

         (a) "Annual Director's Fee" means the annual retainer fee payable to Eligible Directors for their services as directors (not including meeting fees).

         (b) "Board" means the Board of Directors of National Education Corporation.

         (c)     "Chairman" means the Chairman of the Board.

         (d)     "Code" means the Internal Revenue Code of 1986, as amended.

         (e) "Common Stock" means the common stock of National Education Corporation, par value $0.01 per share.

         (f) "Company" means National Education Corporation or any successor to such corporation.

         (g) "Directors' Fee Shares" means the shares of Common Stock issued under Article III of this Plan.

         (h) "Eligible Director" means, with respect to each award made hereunder, a director of the Company who is not a full-time employee of the Company or any parent or subsidiary of the Company at the time of such award. The Chairman shall be deemed an Eligible Director hereunder from time to time only to the extent the Chairman's sole employment with the Company or any parent or subsidiary of the Company at that time is as Chairman of the Company.

         (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (j) "Fair Market Value" means the fair market value of a share of Common Stock, determined as follows:

                 (i) if the Common Stock is listed on the New York Stock Exchange, the closing sale price of Common Stock as quoted on the Composite Tape as published in the Western Edition of The Wall Street Journal shall be used;

                 (ii) if the Common Stock is not then traded on the New York Stock Exchange, the closing sale price of the Common Stock on the principal national securities exchange on which the Common Stock is then traded shall be used; or

                 (iii) if the Common Stock is not listed or admitted to trade on a national securities exchange, the closing sale price for the Common Stock (or if no closing sale price is available, then the mean between the last reported bid and asked price) as furnished by the National Association of Securities Dealers, Inc. through The Nasdaq National Market or a similar organization if The Nasdaq National Market is no longer reporting such information, shall be used.

         (k)     "Option" means a right to purchase Common Stock granted under
Article II of this Plan.

         (l) "Plan" means the Company's Amended and Restated 1991 Directors' Stock Option and Award Plan.

         1.3 Availability of Common Stock Subject to the Plan. The Common Stock to be issued under the Plan will be made available, at the discretion of the Board, either from authorized but unissued shares of Common Stock or from previously issued shares of Common Stock reacquired by the Company, including shares purchased on the open market.

         1.4 Stock Option Agreements. Each Option will be evidenced by a written instrument signed by the Eligible Director and may include any other terms and conditions consistent with the Plan as legal counsel for the Company may determine to be necessary or appropriate to comply with then existing applicable laws and regulations including, without limitation, Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act.

         1.5 Share Certificates. Stock certificates representing the Directors' Fee Shares will be issued in the name of the Eligible Directors as soon as practicable following each Annual Meeting of Stockholders, subject to the transfer restriction set forth in Section 3.3 hereof.

II.      TERMS AND CONDITIONS OF OPTIONS

         2.1     Options Granted.

         (a) Each Eligible Director in office on February 19, 1991, shall be granted on February 19, 1991, and each person who hereafter becomes an Eligible Director shall be granted on the first day of his or her election to the Board an initial Option (the "Initial Option") to purchase 5,000 shares of Common Stock. This Initial Option shall first be exercisable and vest in two equal annual installments of 2,500 shares each, commencing one year from the date of grant.

         (b) Commencing on the first regular Board meeting of 1992, and on each first regular Board meeting annually thereafter through the year 2001, each Eligible Director shall be granted an Option to purchase 2,000 shares of Common Stock (the "Annual Option"); provided, however, that no Eligible Director shall be granted an Annual Option if such Eligible Director was granted an Initial Option as of a meeting date later than the first regular Board Meeting of the prior calendar year. Each Annual Option shall first be exercisable and vest one year from the date of grant.

         (c) Each Option shall expire and no longer be exercisable ten years from the date of grant.

         (d) Upon the termination of services to the Board by an Eligible Director for any reason (including, but not limited to, resignation or non-election to the Board by the stockholders of the Company) the Eligible Director shall have a period of three months from the date of termination to exercise all options vested on the date of termination; provided, however, that upon the death or disability of the Eligible Director, all of the Eligible Director's Options shall vest and may be exercised by the Eligible Director or the Eligible Director's representative (whichever is applicable) at any time prior to 12 months after the date of disability or death. In no event may an Option be exercised after its expiration date.

         2.2 Option Price. The purchase price of Common Stock under each Option shall be the average Fair Market Value for the 10 trading days prior to, but not including, the date of grant.

         2.3 Exercise of Options. Upon the exercise of an Option, the purchase price shall be paid in full. The purchase price may be paid in cash, by the assignment and delivery to the Company of shares of Common Stock, or a combination of cash and shares of Common Stock. Any shares assigned and delivered to the Company in payment or partial payment of the purchase price will be valued at the Fair Market Value on the day of the exercise. No fractional shares will be issued pursuant to the exercise of an Option nor will any cash payment be made in lieu of fractional shares. Upon the exercise of an Option, not less than 100 shares of Common Stock may be purchased at one time unless the number then available for purchase is less than 100 in which case the full number available must be purchased.

         2.4 Acceleration of Vesting. Upon the adoption by the stockholders of the Company of a plan of dissolution or liquidation of the Company, or upon stockholder approval of a reorganization, merger, consolidation or other combination of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or as a result of a tender offer or exchange offer for any shares of the Company's outstanding Common Stock (or securities convertible into Common Stock) or other sale of any such securities by stockholders of the Company, a person (as defined in Section 14(d)(2) of the Exchange Act) owns beneficially in excess of forty percent (40%) of the outstanding Common Stock of the Company, then all outstanding Options shall immediately become exercisable in their entirety.
For the purpose of the preceding sentence, a "person" shall exclude (i) the Company, (ii) any subsidiary of the Company, (iii) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or
(iv) any company owned, directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

         2.5 Adjustment Provisions. If the outstanding shares of Common Stock of the Company are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the property of the Company, reorganization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (i) the maximum number and kind of shares provided in Section 1.3, (ii) the number and kind of shares or other securities subject to the outstanding Options, and (iii) the price for each share or other unit of any other securities subject to outstanding Options without change in the aggregate purchase price or value as to which such Options remain exercisable. No fractional interests will be issued under the Plan resulting from any such adjustments.

III.     DIRECTORS' FEE SHARES

         3.1 Shares Issued; Share Certificates. Promptly following each Annual Meeting of Stockholders at which directors are elected, commencing in 1995 through 2001, each Eligible Director shall be issued a number of Directors' Fee Shares determined by dividing the Annual Director's Fee otherwise payable to such Eligible Director by the average Fair Market Value for the 10 trading days prior to, but not including, the date of such Annual Meeting of Stockholders. Such shares shall be represented by stock certificates registered in the name of each of the Eligible Directors and shall be delivered to the Eligible Directors as soon as practicable following the date of the Annual Meeting of Stockholders. In the case of the Chairman, to the extent the Chairman is considered an Eligible Director hereunder but is paid on a salaried basis, such Chairman shall be issued Directors' Fee Shares in an amount equal to the Annual Director's Fee payable to other Eligible Directors; however, such Directors' Fee Shares shall be issued to the Chairman in lieu of an equal amount of salary otherwise due to the Chairman for that year.

         3.2 Termination of Directorship; Repurchase of Shares. Upon the termination of services as a member of the Board by an Eligible Director for any reason (including, but not limited to, resignation or non-election to the Board by the stockholders of the Company), and for a period of ninety (90) days thereafter, at the election of the Eligible Director, the Company (if legally able to do so) shall repurchase all such director's

Directors' Fee Shares previously issued at a purchase price equal to the Fair Market Value for the ten (10) trading days prior to, but not including, the date on which the Eligible Director exercises his or her right under this
Section 3.2 by delivering written notice of such election to the Company within said 90-day period. This right shall expire if not exercised by the Eligible Director within ninety (90) days after the Eligible Director leaves the Board.

         3.3 Six-Month Holding Period. Directors' Fee Shares must be held by the Eligible Director, and may not be sold, assigned or transferred by the Eligible Director, prior to the expiration of six (6) months following the date of issuance.

IV.      OTHER PROVISIONS

         4.1 Compliance with Government Regulations. No shares of Common Stock will be issued pursuant to an Option or as Directors' Fee Shares unless and until all applicable requirements imposed by federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any stock exchanges upon which the Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares of Common Stock, the Company may require the Eligible Director to take any reasonable action to comply with such requirements.

         4.2 Privileges of Stock Ownership. No Eligible Director and no beneficiary or other person claiming under or through such Eligible Director will have any right, title or interest in or to any shares of Common Stock allocated or reserved under the Plan, except as to shares of Common Stock which have been issued to such Eligible Director.

         4.3 Withholding. The Company may make such provisions as it deems appropriate to withhold any taxes the Company determines it is required to withhold in connection with any Option and any Directors' Fee Shares. The Company may require the Eligible Director to satisfy any relevant tax requirements before authorizing any issuance of Common Stock to the Eligible Director.

         4.4 Nontransferability. An Option may be exercised during the life of the Eligible Director solely by the Eligible Director or the Eligible Director's duly appointed guardian or personal representative. No Option and no right under the Plan, contingent or otherwise, will be assignable or subject to any encumbrance, pledge or charge of any nature.

         4.5     Amendment and Termination of Plan; Amendment of Option.

         (a) Subject to subparagraph (b) below, the Board will have the power to suspend, terminate, or amend the Plan at any time.

         (b) No amendment to the Plan may be made more than once every six months which changes (i) the criteria for Eligible Directors who can receive Options and Directors' Fee Shares under the Plan, (ii) the timing, amount or exercise price of Options under the Plan, (iii) the timing or amount of Directors' Fee Shares, or (iv) similar Plan provisions contemplated by Rule 16b-3(c)(ii)(A) under the Exchange Act. No amendment, suspension or termination of the Plan will, without the consent of the Eligible Director, alter, terminate, impair or adversely affect any right or obligation under any Option or Director's Fee Shares previously granted or issued under the Plan.

V.       EFFECTIVE DATE AND DURATION OF PLAN

         The Plan shall become effective May 4, 1995 upon its approval by the Board. If, however, the Plan is not approved by the stockholders of the Company at their next annual meeting or at any adjournment thereof, the Plan (as amended and restated) shall be cancelled, and no Directors' Fee Shares shall be issued hereunder; however, the 1991 Directors' Stock Option Plan, as previously approved by the Board and the Stockholders, will remain in full force and effect. The Plan will remain in effect until such time that no further benefits are available to directors of the Company under the Plan.

                                                                       EXHIBIT B


                         NATIONAL EDUCATION CORPORATION
                              AMENDED AND RESTATED
                      1990 STOCK OPTION AND INCENTIVE PLAN


I.       GENERAL PROVISIONS

         1.1 Purposes of the Plan. The purposes of the Amended and Restated 1990 Stock Option and Incentive Plan of National Education Corporation are to provide a means to attract and retain competent personnel and to align the interests of officers and key personnel with the interests of the stockholders. This purpose is to be achieved by providing to participating officers and other key employees, and such other persons (other than Directors who are not employees of the Company) as the Committee may from time to time determine with long-term incentives for high levels of performance and for unusual efforts to improve the financial performance of National Education Corporation. These purposes may be achieved through the grant of Incentive Awards under the Plan.

         1.2     Definitions.

         (a) "Board" means the Board of Directors of National Education Corporation.

         (b) "Cause" means, with respect to the discharge by the Company of any Participant, (i) refusal to perform duties assigned in accordance with the Participant's Employment Agreement with the Company, if any, or assigned by any officer of the Company, or overt and willful disobedience of orders or directives issued to the Participant by the Company, and within the scope of the Participant's duties to the Company, (ii) commission of illegal acts in connection with the performance of duties on behalf of the Company, or (iii) material violation of the Company's policies and procedures; provided, however, if a Participant has an Employment Agreement with the Company which contains a definition of "Cause," then "Cause" shall have the meaning set forth therein with respect to such Participant.

         (c)     "Code" means the Internal Revenue Code of 1986, as amended.

         (d) "Committee" means the committee appointed by the Board of Directors to administer the Plan. The Committee shall be composed entirely of members who meet the requirements of Section 1.4(a) hereof.

         (e) "Common Stock" means the common stock of National Education Corporation, par value $0.01 per share.

         (f) "Company" means National Education Corporation and any present or future parent or subsidiary corporations (as defined in Section 425 of the Code) or any successor to such corporations.

         (g)     "Employee" means any regular full-time employee of the Company.

         (h) "Employment Agreement" means a written employment agreement between an Employee and the Company approved by the Committee.

         (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (j) "Fair Market Value" means the fair market value of a share of Common Stock as determined by the Committee on the basis of such factors as it may deem appropriate, provided that (i) if on the date such determination is made, quotations for the Common Stock are regularly listed on the New York Stock Exchange, the fair market value shall be the closing sale price of Common Stock as quoted on the Composite Tape as published in the Western Edition of The Wall Street Journal on the date as of which fair market value is to be determined, or if there is no trading of Common Stock on such date, the closing sale price of Common Stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the Common Stock is not then traded on the New York Stock Exchange, the fair market value of the Common Stock shall be determined by reference to the closing sale price of the Common Stock on the principal national securities exchange on which the shares are then traded; (iii) if the Common Stock is not listed or admitted to trade on a national securities exchange, the fair market value of the Common Stock shall be the closing sale price for the Common Stock (or if no closing sale price is available, then the mean between the last reported bid and asked price) as furnished by the National Association of Securities Dealers, Inc. through The Nasdaq National Market or a similar organization if The Nasdaq National Market is no longer reporting such information; or (iv) if the Common Stock is not admitted to trade on a national securities exchange and if bid and asked prices for the Common Stock are not so furnished through The Nasdaq National Market or a similar organization, the fair market value shall be determined by the Committee.

         (k) "Incentive Award" means a Stock Option or Restricted Stock granted or sold under the Plan.

         (l) "Option" means a right to purchase Common Stock granted under this Plan.

         (m) "Participant" means any Employee or other person selected to receive an Incentive Award pursuant to Section 1.5 hereof.

         (n) "Plan" means the Company's Amended and Restated 1990 Stock Option and Incentive Plan as set forth herein, as amended from time to time.

         (o) "Purchase Price" means the purchase price to be paid by a Participant for Restricted Stock as determined by the Committee.

         (p) "Restricted Stock" means Common Stock that the Participant may purchase at a price determined by the Committee (which price shall be at least equal to the minimum price required under applicable state law for the issuance of a share of Common Stock) which may also, in the discretion of the Committee, be nontransferable or subject to a substantial risk of forfeiture until specific conditions are met. Conditions may be based on continuing employment or achievement of preestablished performance objectives.

         1.3     Shares of Common Stock Subject to the Plan.

         (a) Subject to the provisions of Section 1.3(c) and Section 4.1 of the Plan, the aggregate number of shares of Common Stock that may be issued pursuant to Incentive Awards under the Plan shall equal 2,000,000 shares of Common Stock; and there shall be added to that amount in January of each year during the term of this Plan (beginning in January 1991) that number of shares of Common Stock equal to 1% of the Common Stock of the Company issued and outstanding as of the immediately preceding December 31. Any unused shares from prior years will be available for grant in subsequent years and shares related to grants that are forfeited, terminated, cancelled, expire unexercised, settled in cash in lieu of shares or in such a manner that some or all of the shares covered by a grant are not issued, will immediately be available under the Plan.

         (b) The Common Stock to be issued under the Plan will be made available, at the discretion of the Board or the Committee, either from authorized but unissued shares of Common Stock or from previously issued shares of Common Stock reacquired by the Company, including shares purchased on the open market.

         (c) If any Incentive Award shall expire or terminate for any reason, the shares of Common Stock available under such Incentive Award shall again be available for the granting of Incentive Awards.

         1.4     Administration of the Plan.

         (a) The Plan will be administered by the Committee, which will consist of at least three directors of the Company, or such lesser number of directors as permitted by Rule 16b-3 of the Exchange Act, all of whom shall be "disinterested persons" (within the meaning of Rule 16b-3 of the Exchange Act), to whom administration of the Plan has been duly delegated. The Committee may, in turn, delegate its administrative powers except for selection and determination of Incentive Awards for persons subject to Section 16 of the Exchange Act. No member of the Committee shall be eligible for grants or allocations to acquire equity securities of the Company under the Plan or any other plan of the Company or its affiliates for a period of one year before or for one year after membership on the Committee (or for such other period as may be required from time to time by Rule 16b-3 of the Exchange Act). Any action of the Committee with respect to administration of the Plan shall be taken by a majority vote or written consent of its members.

         (b) The Committee has and may exercise such powers and authority of the Board as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. The Committee has authority in its discretion to determine the persons to whom, and the time or times at which, Incentive Awards may be granted or sold, the nature of the Incentive Award, the number of shares of Common Stock that make up each Incentive Award, the form of payment (cash, Common Stock, promissory note or a combination thereof) payable upon the event or events giving rise to payment of an Incentive Award and such other terms and conditions applicable to each individual Incentive Award as the Committee shall determine. The Committee may grant at any time new Incentive Awards as the Committee shall determine. The Committee may grant at any time new Incentive Awards to a Participant who has previously received Incentive Awards or other grants (including other stock options) whether such prior Incentive Awards or such other grants are still outstanding, have previously been exercised in whole or in part, or are cancelled in connection with the issuance of new Incentive Awards. The purchase price or initial value of the Incentive Awards may be established by the Committee without regard to the existing Incentive Awards or such other grants. Further, the Committee may, with the consent of a Participant, amend the terms of any existing Incentive Award previously granted to include or amend any provisions which could be incorporated in such an Incentive Award at the time of such amendment. Solely to illustrate the foregoing power, but without limiting its scope, such amendments may accelerate the period of exercise or the vesting period of any Incentive Award, or installment thereof, either absolutely or conditionally for whatever reasons the Committee deems appropriate, including without limitation compensatory considerations, events which would result in the delisting of the Company's Common Stock, significant changes in the management or control of the Company, or the occurrence of any attempt to effect such change.

         (c) Each Incentive Award will be evidenced by a written instrument signed by the Participant and may include any other terms and conditions consistent with the Plan as the Committee may in its discretion determine. The Committee also has authority to interpret the Plan, to determine the terms and provisions of the Incentive Award agreements and to make all other determinations necessary or advisable for the administration of the Plan. The Committee has authority to prescribe, amend and rescind rules and regulations relating to the Plan. All interpretations, determinations and actions by the Committee will be final, conclusive and binding upon all parties. Any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members.

         (d) No member of the Board or the Committee will be liable for any action or determination made in good faith by the Board or the Committee with respect to the Plan or any transaction arising under the Plan.

         1.5 Participation. All executive and other key employees of the Company or of any subsidiary corporation (as defined in Section 425(f) of the Code) and directors of the Company who are regular employees of the Company shall be eligible for selection to participate in the Plan. Other non-employees and other directors who are not regular employees of the Company (excluding Committee members for the periods specified in paragraph 1.4 hereof) may participate in the Plan at the discretion of the Committee. An individual who has been granted an Incentive Award may, if such individual is otherwise eligible, be granted an additional Incentive Award or Incentive Awards if the Committee shall so determine, subject to the other provisions of the Plan.

II.      TERMS AND CONDITIONS OF OPTIONS

         2.1 Option Price. The purchase price of Common Stock under each Option will be determined by the Committee.

         2.2     Exercise of Options.

         (a) Each option granted under this Plan shall be exercisable in such installments during the period prior to its expiration date as the Committee shall determine, but in no event shall any option be exercisable for at least six months after grant except in the case of the death or disability of the option holder; provided that, unless otherwise determined by the Committee, if the option holder shall not in any given installment period purchase all of the shares which the option holder is entitled to purchase in such installment period, then the option holder's right to purchase any shares not purchased in such installment period shall continue until the expiration date or sooner termination of the option holder's option.

         (b) Upon the exercise of an Option, the purchase price shall be paid in full in cash or its equivalent acceptable to the Company. To the extent provided by the option agreement executed by the Participant, the purchase price may be paid by the assignment and delivery to the Company of shares of Common Stock, a combination of cash and shares of Common Stock equal in value to the exercise price, or with the proceeds of a loan made by the Company pursuant to the Plan. Any shares assigned and delivered to the Company in payment or partial payment of the purchase price will be valued at their Fair Market Value on the exercise date. No fractional shares will be issued pursuant to the exercise of an Option nor will any cash payment be made in lieu of fractional shares. Upon the exercise of an Option, not less than 100 shares of Common Stock may be purchased at one time unless the number then available for purchase is less than 100 in which case the full number available must be purchased.

         2.3     Termination of Employment.

         (a) In the event of the termination of a Participant's employment with the Company for Cause, all of the Participant's unexercised Options shall expire as of the date of termination. In the event of a Participant's termination of employment for any reason other than for Cause, death or disability, the Participant's Options shall expire three (3) months after the date of termination, unless a different period is provided for in Participant's option agreement or, if applicable, Participant's Employment Agreement; provided, however, that such Option shall be exercisable only to the extent that installments thereof had become exercisable on the date of termination, unless the Committee, in its discretion, elects to accelerate the vesting of all or any portion of the unvested shares on the date of termination, or unless otherwise provided in Participant's Employment Agreement. The Option shall expire at the end of such three (3) month period (or such shorter period provided in the Option agreement or such different period provided in Participant's Employment Agreement) to the extent not exercised within that period.

         (b) In the event of a termination of a Participant's employment as a result of death or disability, the Participant shall have twelve (12) months, or such shorter period as is provided in the option agreement, from the date of termination of employment to exercise his or her Option to the extent, and only to the extent, that installments had become exercisable as of the date of termination of employment, unless the Committee, in its discretion, elects to accelerate the vesting of all or any portion of the unvested shares on the date of termination or unless otherwise provided in Participant's Employment Agreement. In no event shall the Option be exercisable after the period provided for in Section 2.2 hereof. The Option shall expire at the end of such twelve (12) month period (or such shorter period as is provided in the option agreement or different period provided in Participant's Employment Agreement or as provided pursuant to Section 2.2 hereof) to the extent not exercised within that period.

III.     RESTRICTED STOCK

         3.1 Award of Restricted Stock. The Committee may grant awards of Restricted Stock to Employees. The Committee shall determine the Purchase Price, the terms of payment of the Purchase Price, the restrictions upon the Restricted Stock, and when such restrictions shall lapse. The terms and conditions of the Restricted Stock shall be set forth in a written instrument.

         3.2 Conditions of Restricted Stock. All shares of Restricted Stock (including shares received as a result of stock dividends, stock splits or other forms of recapitalization) sold pursuant to the Plan will be subject to the following conditions:

                 (i) The shares may not be sold, transferred or otherwise alienated or hypothecated until the restrictions are removed or expire.

                 (ii) The Participant shall enter into an escrow agreement providing that the certificates representing Restricted Stock sold to a Participant pursuant to the Plan will remain in the physical custody of an escrow holder until all restrictions are removed or expire.

                 (iii) Each certificate representing Restricted Stock sold to a Participant pursuant to the Plan will bear a legend making appropriate reference to the imposed restrictions.

                 (iv) The shares will be subject to such other conditions as the Committee may deem necessary or advisable, including, without limitation, restrictions under the Exchange Act.

         3.3 Lapse of Restrictions. The restrictions imposed upon Restricted Stock under Section 3.2 above will lapse in accordance with such conditions as are determined by the Committee and set forth in a written instrument describing the terms of the sale of the Restricted Stock.

         3.4     Rights of Participant.  Subject to the provisions of Section
3.2 above, the Participant will have all rights of a stockholder with respect to the Restricted Stock sold to a Participant, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

         3.5 Termination of Employment. Unless the Committee in its discretion determines otherwise, upon a Participant's termination of employment for any reason, all of the Participant's Restricted Stock remaining subject to restrictions on the date of such termination of employment shall be repurchased by the Company (to the extent the Company is legally able to do so) at the Purchase Price.

         3.6 Six-Month Holding Period. Restricted Stock issued hereunder must be held by the Participant, and may not be sold, assigned or transferred by the Participant, prior to the expiration of six (6) months following the date of issuance.


IV.      OTHER PROVISIONS

         4.1     Adjustment Provisions.

         (a) Subject to Section 4.1(b) below, if the outstanding shares of Common Stock of the Company are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the property of the Company, reorganization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment may be made in
(i) the maximum number and kind of shares provided in Section 1.3, (ii) the number and kind of shares or other securities subject to the outstanding Incentive Awards, and (iii) the price for each share or other unit of any other securities subject to outstanding Incentive Awards without change in the aggregate purchase price or value as to which such Incentive Awards remain exercisable or subject to restrictions.

         (b) In addition to the adjustments required by Section 4.1(a) above, at the discretion of the Committee, any Incentive Award may contain provisions to the effect that upon the occurrence of certain events, including a change in control of the Company (as defined by the Committee in the Incentive Award), any outstanding Incentive Awards not theretofore exercisable, payable or free from restrictions, as the case may be, shall immediately become exercisable, payable or free from restrictions, as the case may be, in their entirety, and any shares of Common Stock acquired pursuant to an Incentive Award which are not fully vested shall immediately become fully vested, notwithstanding any of the other provisions of the Incentive Award or the Plan.

         (c) Adjustments under Sections 4.1(a) and 4.1(b) will be made by the Committee, whose determination as to what adjustments will be made and the extent thereof will be final, binding and conclusive. No fractional interests will be issued under the Plan resulting from any such adjustments.

         4.2     Loans.

         (a) The Company may make loans to a Participant in connection with the sale of Restricted Stock or in connection with the exercise of Options, subject to the following terms and conditions and such other terms and conditions not inconsistent with the Plan, including the rate of interest, if any, as the Committee shall impose from time to time.

         (b) No loan made under the Plan shall exceed: (i) with respect to Options, the sum of (x) the aggregate Option price payable upon exercise of Option in relation to which the loan is made, plus (y) the amount of the reasonably estimated income taxes payable by a participant, or (ii) with respect to Restricted Stock, the amount of the Fair Market Value of the shares as of the effective date of the award. With respect to Options, in no event may any such loan exceed the Fair Market Value at the date of exercise of the related shares of Common Stock.

         (c) No loan shall have an initial term exceeding ten (10) years; provided that loans under the Plan shall be renewable at the discretion of the Committee; and provided, further, that the indebtedness under each loan shall become due and payable, as the case may be, on a date no later than (i) one year after termination of the

Participant's employment due to death, retirement or disability, (ii) the day of termination of the Participant's employment for any reason other than death, retirement or disability, or (iii) as may be agreed in Participant's Employment Agreement, if applicable.

         (d) Loans under the Plan may be satisfied by a Participant, as determined by the Committee, in cash or, with the consent of the Committee, in whole or in part in Common Stock valued at Fair Market Value on the date of such payment.

         (e) A loan shall be secured by a pledge of shares of Common Stock with a Fair Market Value of not less than the principal amount of the loan. After partial repayment of a loan, pledged shares no longer required as security may be released to a Participant.

         (f) Every loan shall meet all applicable laws, regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction.

         4.3 Continuation of Employment. Nothing in the Plan or in any instrument executed pursuant to the Plan will confer upon any Participant any right to continue in the employ of the Company or affect the right of the Company to terminate the employment of any Participant at any time with or without Cause.

         4.4 Compliance with Government Regulations. No shares of Common Stock will be issued pursuant to an Incentive Award unless and until all applicable requirements imposed by federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any stock exchanges upon which the Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares of Common Stock pursuant to an Incentive Award, the Company may require the Participant to take any reasonable action to comply with such requirements.

         4.5 Privileges of Stock Ownership. No Participant and no beneficiary or other person claiming under or through such Participant will have any right, title or interest in or to any shares of Common Stock allocated or reserved under the Plan or subject to any Incentive Award except as to such shares of Common Stock, if any, that have been issued to such Participant.

         4.6 Withholding. The Company may make such provisions as it deems appropriate to withhold any taxes the Company determines it is required to withhold in connection with any Incentive Award. The Company may require the Participant to satisfy any relevant tax requirements before authorizing any issuance of Common Stock to the Participant. To the extent authorized by the instrument executed by the Participant evidencing any Incentive Award, Participant may satisfy his withholding obligations by delivering to the Company Common Stock having an aggregate Fair Market Value equal to such withholding obligation.

         4.7 Nontransferability of Incentive Awards. An Option may be exercised during the life of the Participant solely by the Participant or the Participant's duly appointed guardian or personal representative. No Incentive Award and no right under the Plan, contingent or otherwise, will be assignable or subject to any encumbrance, pledge or charge of any nature except that, under such rules and regulations as the Company may establish pursuant to the terms of the Plan, a beneficiary may be designated with respect to an Incentive Award in the event of a death of a Participant. If such beneficiary is the executor or administrator of the estate of the Participant, any rights with respect to such Incentive Award may be transferred to the person or persons or entity (including a trust) entitled thereto under the will of the Participant of such Incentive Award.

         4.8     Amendment and Termination of Plan; Amendment of Incentive
Awards.

         (a) The Board or the Committee will have the power, in its discretion, to suspend or terminate the Plan at any time, and may amend it from time to time in such respects as the Board or the Committee may deem advisable, provided that such amendment, suspension or termination complies with all applicable state and federal requirements and requirements of any stock exchange on which the stock is then listed, including any applicable requirement that the Plan or an amendment to the Plan be approved by the stockholders of the Company.

         (b) Except as otherwise provided by Section 1.4, the Committee may not, without the consent of a Participant, make modifications in the terms and conditions of an Incentive Award.

         (c) No amendment, suspension or termination of the Plan will, without the consent of the Participant, alter, terminate, impair or adversely affect any right or obligation under any Incentive Award previously granted under the Plan.

V.       EFFECTIVE DATE AND DURATION OF PLAN

         The Plan, as amended and restated, shall become effective May 4, 1995, upon its approval by the Board. If, however, the Plan is not approved by the stockholders of the Company at their next annual meeting or at any adjournment thereof, the Plan and all Incentive Awards granted under the Plan as amended and restated shall be cancelled and any Common Stock or cash previously issued or paid under such a cancelled Incentive Award shall be recovered by the Company in return for any money or property it received therefor. Notwithstanding the foregoing, in the event the Plan is not so approved by the stockholders, the 1990 Stock Option and Incentive Plan, as previously approved by the Board and the Stockholders, along with all Incentive Awards previously granted thereunder, shall remain in full force and effect.

CONFIDENTIAL VOTING INSTRUCTIONS


PROXY                   NATIONAL EDUCATION CORPORATION                   PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

TO: PUTNAM FIDUCIARY TRUST COMPANY AS TRUSTEE UNDER THE NATIONAL EDUCATION CORPORATION RETIREMENT PLAN

         I hereby instruct the Trustee to vote in person or by proxy all the shares of National Education Corporation Common Stock which are credited to my account at the Annual Meeting of Stockholders of National Education Corporation to be held at the Irvine Marriott, 18000 Von Karman Avenue, Irvine, California, at 8:30 a.m., local time, on Tuesday, June 27, 1995, and at any adjournment thereof, on the following matters, as provided in the Proxy Statement, and in its discretion, or the discretion of its proxy, upon any other matter which may properly come before the meeting or any adjournment thereof.


             CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE
                                                                   SEE REVERSE
                                                                          SIDE

                               [Reverse side of Proxy]

X PLEASE MARK
  VOTES AS IN
  THIS EXAMPLE.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED, BUT WHEN NO DIRECTION IS GIVEN, THE TRUSTEE WILL VOTE THE SHARES IN THE NATIONAL EDUCATION CORPORATION RETIREMENT PLAN AS DIRECTED BY THE NATIONAL EDUCATION CORPORATION RETIREMENT PLAN COMMITTEE, EXCEPT AS LIMITED BY LAW.

1.       ELECTION OF DIRECTORS

         NOMINEES:        Richard C. Blum, David C. Jones,
                          Dr. Paul B. MacCready, Sam Yau

                 ____ FOR                  ____ WITHHELD

                 ____  ______________________________________
                       FOR ALL NOMINEES EXCEPT AS NOTED ABOVE

2.       APPROVAL OF AMENDED AND RESTATED 1991 DIRECTORS' STOCK OPTION AND
         AWARD PLAN.

                 ____ FOR           ____ AGAINST           ____ ABSTAIN

3.       APPROVAL OF AMENDED AND RESTATED 1990 STOCK OPTION AND INCENTIVE PLAN.

                 ____ FOR           ____ AGAINST           ____ ABSTAIN

4.       AUDITORS

         Approval and ratification of selection of Price Waterhouse as the Company's independent auditors for the fiscal year ending December 31, 1995.

                ____ FOR            ____ AGAINST           ____ ABSTAIN

         In their discretion, the proxy holders are authorized to vote on all such other matters as may properly come before the meeting or any adjournment thereof.

                                       MARK HERE
                                       FOR ADDRESS
                                       CHANGE AND
                                       NOTE AT LEFT  ____

Please sign exactly as your name appears hereon, date, and return this Proxy promptly in the reply envelope provided. Please correct your address before returning this Proxy. Persons signing in a fiduciary capacity should indicate that fact and give their full title. Joint owners must each sign personally.

PLEASE BE CERTAIN YOU HAVE       Signature:_____________________Date__________
DATED AND SIGNED THIS PROXY.
                                 Signature:_____________________Date__________

PROXY                   NATIONAL EDUCATION CORPORATION                   PROXY
                            18400 VON KARMAN AVENUE
                            IRVINE, CALIFORNIA 92715

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Philip C. Maynard, Christine A. Gattenio and Keith K. Ogata, and each of them, the undersigned's proxy, with full power of substitution, to attend the Annual Meeting of Stockholders of National Education Corporation on Tuesday, June 27, 1995 at the Irvine Marriott, 18000 Von Karman Avenue, Irvine, California, at 8:30 a.m., local time, and any and all adjournments or postponements thereof, and to vote all shares of common stock held by the undersigned as of May 15, 1995 (the record date with respect to this solicitation) as designated on the reverse side.


                 CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE
                                                                   SEE REVERSE
                                                                          SIDE

                              [Reverse side of Proxy]

 X  PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED, BUT WHEN NO DIRECTION IS GIVEN, THEY WILL BE VOTED IN FAVOR OF ITEMS 1, 2, 3 AND 4.

1.       ELECTION OF DIRECTORS

         NOMINEES:  Richard C. Blum, David C. Jones,
                    Dr. Paul B. MacCready, Sam Yau

                 ____ FOR                  ____ WITHHELD

                 ____     ______________________________________
                          FOR ALL NOMINEES EXCEPT AS NOTED ABOVE

2.       APPROVAL OF AMENDED AND RESTATED 1991 DIRECTORS' STOCK OPTION AND
         AWARD PLAN

                 ____ FOR             ____ AGAINST           ____ ABSTAIN

3.       APPROVAL OF AMENDED AND RESTATED 1990 STOCK OPTION AND INCENTIVE PLAN

                 ____ FOR             ____ AGAINST           ____ ABSTAIN

4.       AUDITORS

         Approval and ratification of selection of Price Waterhouse as the Company's independent auditors for the fiscal year ending December 31, 1995.

                 ____ FOR             ____ AGAINST           ____ ABSTAIN

         In their discretion, the proxy holders are authorized to vote on all
such   other matters as may properly come before the meeting or any adjournment thereof.

                                           MARK HERE
                                           FOR ADDRESS
                                           CHANGE AND
                                           NOTE AT LEFT   ____

Please sign exactly as your name appears hereon, date, and return this Proxy promptly in the reply envelope provided. Please correct your address before returning this Proxy. Persons signing in a fiduciary capacity should indicate that fact and give their full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person. Joint owners must each sign personally.

PLEASE BE CERTAIN YOU HAVE       Signature:_____________________Date__________
DATED AND SIGNED THIS PROXY.
                                 Signature:_____________________Date__________